*** PORTIONS OF THIS EXHIBIT MARKED BY BRACKETS ("[***]") OR OTHERWISE IDENTIFIED HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS HAVE BEEN FILED SEPARETELY WITH THE SECURITIES AND EXCHANGE COMMISSION ***

                        QWEST COMMUNICATIONS CORPORATION
                          WHOLESALE SERVICES AGREEMENT

THIS WHOLESALE SERVICES AGREEMENT (the "Agreement") is entered into by and between Qwest Communications Corporation ("Qwest"), a Delaware corporation, located at 555 17th Street, Denver, Colorado 80202, and New Millennium Multimedia, Inc., a Georgia corporation and an authorized and certificated common carrier subject to the Communications Act of 1934, as amended (the "Customer"), located at 1690 Chantilly Drive, Atlanta, Georgia 30324, facsimile number (404) 638-6057. Qwest and Customer are sometimes referred to in this Agreement collectively as the Parties and singularly as a "Party."

TERMS AND CONDITIONS

1. Scope of Agreement

Upon the request of Customer, Qwest agrees to provide to Customer the Qwest services for the prices and subject to the terms and conditions set forth herein described in the exhibits attached hereto (the "Service(s)"). The Services shall be provided in accordance with industry standards for such Services. Customer recognizes that certain of the Services or components of the Services may be provided by Affiliates (as hereinafter defined) of Qwest. To the extent certain terms are not covered in this Agreement, the Services may be provided pursuant to Qwest Tariff F.C.C. No. 2 and No. 3 and applicable state tariffs (collectively, the "Tariff(s)"), which are on file with the U.S. Federal Communications Commission ("FCC") and applicable state regulatory bodies, as modified from time to time by Qwest. As applicable to the furnishing of Services hereunder, the Tariff is hereby incorporated herein, except that the terms and conditions of this Agreement shall supplement or, to the extent inconsistent, supersede Tariff terms and conditions.

2. Monthly Minimum Commitment

(A) Any monthly minimum usage commitments agreed upon by Qwest and Customer shall be set forth in the attached Services Descriptions and rate Exhibits, which such exhibits are specified in Section 3 of this Agreement (the "Monthly Commitment"). Customer acknowledges and agrees that certain rates and discounts may be being provided to Customer hereunder in consideration of Customer's agreement to meet or exceed the Monthly Commitment and that such rates and discounts would not be offered to Customer without Customer's agreement to make such commitments.

(B) With respect to Qwest Express switched services (the "Switched Services"), following a one time ramp up period of the first three billing months after the Effective Date (the "Ramp Up Period"), the minimum monthly usage required per DS-l or equivalent thereof (the "Circuits") is 100,000 MOUs averaged among all Qwest Circuits used by Customer under this Agreement (the "Minimum Facility Utilization"). In the event Customer fails to meet or exceed the Minimum Facility Utilization average, Qwest shall give Customer five (5) business days notice that the Customer has not met or exceeded such utilization requirement. Customer agrees, within such five (5) day period, either to (i) bring usage up to such Minimum Facility Utilization average on such Circuits or (ii) release to Qwest those Circuits which were under the 100,000 MOU level for such month. If Customer does not comply with the above requirement, Customer will be assessed a monthly underutilization fee of $2,500 (the "Underutilization Fee") for each Circuit was under the 100,000 MOU level for such month in which Customer failed to meet the average Minimum Facility Utilization.

(C) Qwest and Customer specifically agree that any underutilization fees, deficiency charges or other relief, if any, provided for in this Agreement or the Exhibits relating to any of the commitments in this Agreement or the Exhibits represent mutual good faith estimates of, and bear reasonable relationships to, the actual damages to Qwest in the event of Customer's failure to meet such commitments or Customer's underutilization of such circuits, and they do not represent a penalty of any kind. The Parties further agree that such fees, charges and relief are obligations of Customer, subject to specific performance.


                                       1                         August 31, 1999
                       QWEST CONFIDENTIAL AND PROPRIETARY

                        QWEST COMMUNICATIONS CORPORATION
                          WHOLESALE SERVICES AGREEMENT

3. Service Rates and Terms

(A) Qwest Service descriptions and rates are shown and described in the following Exhibits:

      Exhibit Dl  ReQwest Switchless Reseller Services Description
      Exhibit D2  ReQwest Switchless Reseller Rate Schedule
      Exhibit G   Qwest Private Line Service Description and Rate Schedule
      Exhibit J   Qwest Frame Relay Service Description and Rate Schedule
      Exhibit S   Security and Payment Terms

Qwest reserves the right to eliminate any Service offerings and/or modify any charges for Service offerings upon written notice to Customer as follows:

      (1) Rate decreases and additional services offered, if any, in Qwest's sole discretion, shall be effective immediately upon written notification to the Customer or upon an effective date set forth by Qwest in such notification.

      (2) All rates, Services and agreements specified in Exhibits and attachments are subject to change immediately, with no prior notice to Customer, in the event there are mandated surcharges imposed by a federal, state or governmental agency. Further, notwithstanding any statements to the contrary contained in the Tariff, in the event that any regulatory agency, legislative body or court of competent jurisdiction promulgates regulations or modifies existing ones including, without limitation, regulations regarding payphone compensation, access charges and/or universal service (the "Regulatory Activity"), Qwest reserves the right, at any time upon written notice, to: (i) pass through to Customer all, or a portion of, any charges or surcharges directly or indirectly related to such Regulatory Activity; or (ii) modify the rates, including any rate guarantees, and/or other terms and conditions contained in this Agreement and/or the Tariff to reflect the impact of such Regulatory Activity.

      (3) International rates, Services and agreements specified in Exhibits and attachments, including Canadian and Mexican services, are subject to change upon five (5) calendar days written notice to Customer. All other rates, Services and agreements specified in Exhibits and attachments, excluding international, Canadian, and Mexican services, are subject to change upon thirty (30) calendar days written notice to Customer.

4. System Maintenance

Subject to Sections 7 and 12 hereof, Qwest expects, but does not guarantee, that system maintenance normally will not result in service interruptions. If system maintenance should result in the interruption of Service, to the extent possible it shall be accomplished only after prior notification to Customer and will be completed within a reasonable time. Qwest shall use reasonable efforts to give Customer such prior notice.

5. Customer Service

Customer acknowledges and agrees that it shall provide all billing, inquiry, and customer service to Customer's end-users or customers (the "End-Users").

6. Representation

Each Party shall not use any trademark, service mark, brand name or any other intellectual property of the other Party or its respective affiliate without such Party's prior express written consent. Notwithstanding the foregoing, Customer may disclose, during pre-sale activities, that Qwest is the underlying carrier of its service. In no event shall Customer represent or state to End Users or prospective End Users that it has any relationship with Qwest other than an agreement to purchase Qwest's services. The Parties agree to promptly and fully cooperate with the other


                                       2                         August 31, 1999
                       QWEST CONFIDENTIAL AND PROPRIETARY

                        QWEST COMMUNICATIONS CORPORATION
                          WHOLESALE SERVICES AGREEMENT

Party to address and resolve all issues, problems, administrative procedures, End User complaints, regulatory investigations or inquiries or any other circumstances arising from Customer's use of Qwest Services.

7. Financial Responsibility. Payment and Security

(A) Except as (i) otherwise provided in this Agreement or an Exhibit or as (ii) Customer has been otherwise notified by Qwest, all Qwest invoices (the "Invoices") are due upon receipt. Any Invoice which is not paid in full by Customer within thirty (30) calendar days from Invoice date via check or wire transfer, or in another manner explicitly agreed to by Qwest for Customer, shall be considered past due (the 31st day being the "Past Due Date"). All discounts and promotions, if any, and taxes, will be included in the monthly invoice. Any payment received by Qwest on or after the Past Due Date shall be subject to an interest charge on delinquent amounts at the rate of 1.00% of the late payment per month or the maximum lawful rate allowable under applicable state law, whichever is lower. Such interest charge shall be applied on any late payments, commencing upon the Past Due Date through the actual date of receipt of payment. Any and all applicable national, federal, state and local taxes, including without limitation, all use, sales, value-added, surcharges, excise, franchise, property, commercial, gross receipts, license, privilege or other similar taxes, levies, surcharges, duties, fees, or other tax-related surcharges whether charged to or against Qwest or Customer, with respect to the Services or underlying facilities provided by Qwest, as well as any other imposition by any governmental authority which has the effect of increasing Qwest's cost of providing the Services or the underlying facilities, shall be payable by Customer in addition to the other charges set forth in this Agreement. If full payment is not made when due, Qwest, in its sole discretion, shall have the right, after Qwest has given written notice to Customer, to suspend all or any part of the Services until such time as Customer has paid all unpaid balances (including interest), or to terminate all or any part of the Service, except where such non-payment which gives rise to the termination is based upon applicable and valid tax exempt certificates already given to Qwest. During any such suspension, and upon any such termination, no service interruption shall be deemed to occur.

(B) Customer acknowledges that it may not withhold any sums invoiced by Qwest for actual calls made by Customer including, without limitation, calls made by Customer's End Users and/or unauthorized third Parties (e.g., fraudulent calls) and charges to Customer's Qwest account(s). Customer will be responsible for full payment of all charges as reflected on any Qwest billing statement. Independent of Customer's payment obligations set forth in this section, Customer must notify Qwest within sixty (60) calendar days of receipt of any contested or disputed amount concerning charges as they appear on the Qwest billing statement. Customer's notification of any contested or disputed amount must be in writing and sent to: Credit & Collections Department, Qwest Communications Corporation, 4650 Lakehurst Court, Dublin, Ohio 43017 or to (614) 798-6460. by facsimile with duplicate notification to follow via regular U.S. Mail or overnight delivery. Written notification must be accompanied with a detailed written support, for any service interruption credit or other credit to which Customer believes itself entitled, and Qwest and Customer will promptly address and attempt to resolve the claim. Qwest, in its sole discretion exercised in good faith, may reject such documentation and/or explanation as inadequate. If Qwest so rejects such documentation, Customer shall have an additional ten (10) business days to provide additional supporting documentation to Qwest. If Qwest rejects such additional documentation, Qwest shall so notify Customer in which case the disputed portion of the bill shall be paid by Customer within ten (10) business days of Customer's receipt of Qwest's final notice of inadequacy. All Credits or adjustments for service outages will be made pursuant to applicable provisions of the Tariffs. In consideration of the discounts offered by Qwest pursuant to this Agreement, with respect to any unpaid balance(s) owed by Customer to Qwest, Qwest shall have the right to offset such unpaid balance(s) from any amounts that Qwest owes to Customer and any of its Affiliates (as hereinafter defined) under any other agreements between the Parties and their respective Affiliates.

(C) Customer acknowledges and agrees that Qwest may reasonably require additional security and/or payment terms under this Agreement prior to the commencement of Services hereunder or during the Term hereunder, and Customer agrees to comply with such request. Customer agrees to provide and/or execute any additional collateral security documents as may be reasonably required by Qwest, if there is a material change in circumstances of Customer's actual or anticipated usage hereunder or Customer's financial condition during any time that Customer uses the Service. Qwest shall establish a credit limit for the procurement of the Services by Customer and such credit limit may change from time to time. Qwest will not automatically notify Customer of any such change but will supply such information to Customer upon Customer's request.


                                       3                         August 31, 1999
                       QWEST CONFIDENTIAL AND PROPRIETARY

                        QWEST COMMUNICATIONS CORPORATION
                          WHOLESALE SERVICES AGREEMENT

8. Term

The initial term of this Agreement (the "Initial Term") will begin on the first day of the first billing cycle following the Effective Date (as hereinafter defined) of this Agreement (the "Initial Service Date") and will continue for a period of the longer of (i) twelve (12) calendar months from the Initial Service Date, or (ii) as long as a term for a Service attached to this Agreement (the "Service Term") is in effect. The "Effective Date" is defined as the date this Agreement is signed by an authorized officer of Qwest after having been signed by Customer. Applicable Service rates and discounts, if any, shall be effective as of their respective effective date in the applicable Service rate or discount schedule. Following the Initial Term, the Agreement shall continue on a monthly basis (each a "Renewal Term") until either Party provides the other Party with at least thirty (30) calendar days prior written notice of its intent to terminate this Agreement and the intended date of such termination. The Initial Term and Renewal Terms are sometimes collectively referred to herein as the "Term."

9. Obligations Upon Expiration or Termination of Term

Upon expiration or termination of this Agreement, Customer shall pay all outstanding balances hereunder in accordance with Section 7. Upon expiration or termination of this Agreement, Customer shall be fully subject to all terms and conditions set forth in the Qwest Tariff for Qwest services received by Customer, if any, after such date, and shall receive standard Service rates as provided in any Exhibit(s).

10. Early Termination

(A) Termination by Qwest: In addition to any other rights hereunder, Qwest may terminate this Agreement and/or the Service without waiving any rights set forth in this Agreement or the Tariff, if applicable, as follows:

      (1) Qwest may terminate this Agreement or the Services immediately without notice if: (1) Qwest is prohibited from furnishing such Services, or (2) if any material Rate, Charge or term of such Services is substantially changed by order of the highest court of competent jurisdiction to which the matter is appealed, a legitimate regulatory body, or any other foreign, federal, state or local government authority.

      (2) Qwest may terminate this Agreement or the Services in accordance with the terms of Qwest's Tariff, if applicable, and only with respect to the Services affected by such Tariff. Customer acknowledges that such discontinuance may result in termination of its own services to its own End Users.

      (3) Qwest may terminate this Agreement or the Services immediately, without providing Customer with prior notice or an opportunity to cure, under any of the following circumstances:

            (i) Customer fails to pay any Invoice (as hereinafter defined) or any portion thereof or any Charges to Qwest when due under and in accordance with this Agreement and the relevant Service terms and conditions, other than that otherwise specified within the relevant sections relating to such payments.

            (ii) Customer becomes or is declared insolvent or bankrupt, is the subject of any proceedings related to its liquidation, insolvency or for the appointment of a receiver or similar officer for it, makes an assignment for the benefit of all or substantially all of its creditors, or enters into an agreement for the composition, extension, or readjustment of all or substantially all of its obligations.

            (iii) In the event of a Change of Control of Customer, unless such change is otherwise permitted under the "Assignment" Section under this Agreement. For the purposes of this Agreement, "Change of Control" shall be deemed to have occurred with respect to Customer if: (a) any entity having previously Controlled (as hereinafter defined) by Customer, ceases to do so; (b) any entity acquires Control of Customer (whether by reason of acquisition, merger, reorganization, operation of law or otherwise); or (c) all, or substantially all, of the assets of Customer or an entity


                                       4                         August 31, 1999
                       QWEST CONFIDENTIAL AND PROPRIETARY

                        QWEST COMMUNICATIONS CORPORATION
                          WHOLESALE SERVICES AGREEMENT

            that Controls Customer are acquired (whether by reason of acquisition, merger, reorganization, operation of law or otherwise) by, or combined by merger with, any other entity. For purposes of this Agreement, "Control" (and "Controls," "Controlling," "Controlled by" and "under common Control with" shall be construed accordingly) as applied to any party means the possession directly or indirectly of the power to direct or cause the direction of the management and policies of that party, whether through the ownership of voting securities or by contract or otherwise. Where any two parties together satisfy any of this definition, they shall be deemed to have Control. For purposes of this definition, there shall be attributed to any Party rights and powers of a nominee for it (that is to say, any rights or powers that another Party possesses on its behalf or may be required to exercise on its direction or behalf).

            (iv) If Customer fails to abide by any special payment and security terms reasonably required by Qwest in accordance with the Agreement, including, without limitation, Customer's failure or refusal to provide additional security upon Qwest's request as permitted under this Agreement.

            (v) Upon the commission of any illegal acts on the part of Customer, its officers, directors, employees, contractors, agents, or servants, relating to the subject matter of this Agreement.

      (4) Qwest may terminate this Agreement or Services if Customer breaches any other material term of this Agreement, by providing Customer with thirty (30) calendar days' notice if Customer does not cure such breach, if curable, within such thirty (30) calendar day period.

(B) Termination by Customer. In addition to any other rights hereunder, Customer may terminate this Agreement and/or the affected Service without early termination fee or penalty, except for unpaid charges as of the effective date of termination, as follows:

      (1) As long as Customer has satisfied in full any minimum Revenue Commitment as set forth and described in the applicable Exhibit(s), Customer shall have the right to terminate this Agreement for convenience during the Initial Term without early termination fee or penalty, except for Customer's payment of unpaid Services usage charges accrued prior to the date of termination, by providing written notice of such intent to terminate and the intended date of termination given to Qwest not less than thirty (30) calendar days prior to the date of termination set forth in such notification.

      (2) In the event of any material adverse: (i) increase in rates for Services utilized by Customer, (ii) change in the Tariff, or (iii) change in the Services, Customer may terminate this Agreement or the affected Services without early termination fee or penalty, if such written notice of termination is delivered to Qwest within thirty (30) calendar days of the effective date of such material increase or change. If Customer does not deliver such notice to Qwest within such thirty (30) calendar day period, Customer will be deemed to have waived its right to terminate this Agreement based upon such material increase or change.

      (3) With respect to Switched Services, Customer may terminate this Agreement or the Switched Services by giving Qwest thirty (30) calendar days written notice prior to the date of such cancellation, if the Switched Service provided under this Agreement is the subject of service outages or interruptions accumulating one hundred twenty (120) hours or more over any period of one hundred eighty (180) consecutive calendar days.

      (4) Customer may terminate this Agreement or Services if Qwest breaches any other material term of this Agreement, by providing Qwest with thirty
      (30) calendar days' notice if Qwest does not cure such breach, if curable, within such thirty (30) calendar day period.

(C) Effect of Termination. Upon expiration or earlier termination of this Agreement, Customer agrees to pay all unpaid balances due under and in accordance with this Agreement to Qwest. Customer agrees that it shall be fully subject to all standard or Tariff terms and conditions then in effect for Services received by it after such date of expiration or termination. Upon the expiration or termination of this Agreement for any reason, except as otherwise


                                       5                         August 31, 1999
                       QWEST CONFIDENTIAL AND PROPRIETARY

                        QWEST COMMUNICATIONS CORPORATION
                          WHOLESALE SERVICES AGREEMENT

provided in this Agreement and to any rights and/or obligations that have accrued prior to termination, neither Party shall have any further obligations of a continuing nature.

11. Default

Without regard to any other provisions of this Agreement or rights hereunder, the Parties agree that it shall be a material default under this Agreement if Customer fails to pay Qwest in accordance with Section 7 of this Agreement. Upon default under this Section 11, Qwest shall be entitled to all rights and remedies under the Qwest Tariff and other applicable law.

12. Liability

EXCEPT AS PROVIDED OTHERWISE IN A SERVICE EXHIBIT, QWEST'S LIABILITY ARISING OUT OF MISTAKES, ACCIDENTS, OMISSIONS, INTERRUPTIONS, ERRORS, DELAYS OR DEFECTS IN THE ORDERING, PROCESSING, PROVISIONING, INSTALLATION OR TRANSMISSION OF ANY SERVICES SHALL IN NO EVENT EXCEED THE AMOUNT OF THE APPLICABLE CREDITS IN ACCORDANCE WITH ITS CREDIT POLICIES THEN IN EFFECT. WITHOUT LIMITING THE FOREGOING, QWEST SHALL HAVE NO OBLIGATION TO PROVIDE ALTERNATIVE ROUTING WITH RESPECT TO ANY SERVICE OR TRANSMISSION CAPACITY PROVIDED PURSUANT TO THIS AGREEMENT. IN NO EVENT SHALL QWEST BE LIABLE TO CUSTOMER OR ANY OTHER PERSON, FIRM OR ENTITY IN ANY OTHER RESPECT, FOR ANY DIRECT, INDIRECT, CONSEQUENTIAL, SPECIAL, INCIDENTAL, ACTUAL, OR PUNITIVE DAMAGES, OR FOR ANY LOST PROFITS OF ANY KIND OR NATURE WHATSOEVER, EVEN IF FORESEEABLE, ARISING OUT OF ANY MISTAKE, ACCIDENT, ERROR, OMISSION, INTERRUPTION, DELAY OR DEFECT IN THE ORDERING. PROCESSING, PROVISIONING, INSTALLATION OR TRANSMISSION OF ANY SERVICES OR THE OBLIGATIONS OF QWEST PURSUANT TO THIS AGREEMENT AND ANY EXHIBITS HERETO. QWEST MAKES NO WARRANTY WHETHER EXPRESS, IMPLIED OR STATUTORY, AS TO THE DESCRIPTION, QUALITY, MERCHANTABILITY, COMPLETENESS OR FITNESS FOR ANY PURPOSE OF THE SERVICE OR LOCAL ACCESS OR AS TO ANY OTHER MATTER, ALL OF WHICH WARRANTIES BY QWEST ARE HEREBY EXCLUDED AND DISCLAIMED. FOR THE PURPOSE OF THIS SECTION, THE TERM "QWEST" AND "CUSTOMER" SHALL BE DEEMED TO INCLUDE QWEST, CUSTOMER, AND THEIR RESPECTIVE AFFILIATES, EMPLOYEES, AGENTS, OFFICERS, DIRECTORS, AND AFFILIATES. CUSTOMER HAS ACCEPTED THE LIMITATIONS OF LIABILITY AND DISCLAIMERS SET FORTH HEREIN AS PART OF A BARGAIN TO LOWER THE PRICE OF QWEST'S SERVICES HEREUNDER AND UNDERSTANDS THAT THE PRICES OF SAID SERVICES WOULD BE HIGHER IF QWEST WERE REQUIRED TO ACCEPT GREATER LIABILITY AND/OR DAMAGE LIABILITY.

13. Relationship

Neither Party shall have the authority to bind the other by contract or otherwise make any representations or guarantees on behalf of the other. Both Parties acknowledge and agree that the relationship arising from this Agreement is one of independent contractor, and does not constitute an agency, joint venture, partnership, employee relationship or franchise.

14. Assignment or Sale

This Agreement shall be binding on Customer and its respective Affiliates, successors, and assigns. Customer shall not assign, sell or transfer this Agreement or the right to receive the Services provided hereunder, whether by operation of law or otherwise, without the prior written consent of Qwest, such consent shall not be unreasonably withheld by Qwest. Qwest may terminate this Agreement in the event of an actual or purported assignment, sale or transfer of this Agreement by Customer without Qwest's prior written consent.


                                       6                         August 31, 1999
                       QWEST CONFIDENTIAL AND PROPRIETARY

                        QWEST COMMUNICATIONS CORPORATION
                          WHOLESALE SERVICES AGREEMENT

15. Reporting Requirements

Where reporting obligations or requirements are imposed upon Qwest by any third party or regulatory agency, and which such obligations or requirements can only be satisfied by obtaining information from Customer, Customer agrees to comply with such obligations and requirements, as reasonably required by Qwest, and to hold Qwest harmless for any failure of compliance with any such obligations or requirements.

16. Governing Law, Certifications and Warranties

(A) Customer understands that Qwest, in conducting its business in the manner set forth herein, is subject to the Communications Act of 1934, as amended, and as interpreted and applied by the Federal Communications Commission. All terms of this Agreement not subject to the Communications Act of 1934 as amended and as interpreted and applied by the F.C.C. will be interpreted according to New York state law, without regard to the choice of law provisions of such State.

(B) If service is provided solely within a single state in a manner which subjects the Service to regulation by such state, then the terms and conditions of such Service and of this Agreement shall be subject to such regulations and to any addendum to this Agreement relating thereto which is delivered by Qwest to Customer. Customer shall have the right to terminate this Agreement within ten (10) business days of receipt of such addendum without further liability hereunder.

(C) Customer certifies and warrants that it, and its business of resale of the Services, is in compliance with and will continue to be in compliance, in all material respects, with all international, federal, state and local laws and regulations relating to its performance under this Agreement. Customer certifies further that it is in good standing under the laws of the States in which it was organized, is existing or is doing business. Customer is solely responsible for obtaining all licenses, approvals, and regulatory authority for its operation and the provision of services to its End Users. Any breach of the obligations of a Party under this Section shall be a material breach of this Agreement. If Customer does not comply with this Section, in addition to any remedies available to it at law or in equity, Qwest, in its sole discretion, may elect to decline to accept additional orders under this Agreement or it may immediately terminate this Agreement without further liability or obligation to Customer.

17. Survival

All warranties, representations, indemnities, covenants and other agreements of the Parties hereto shall survive the execution, delivery and termination of this Agreement and shall, notwithstanding the execution, delivery and termination of this Agreement, continue in full force and effect. The terms and conditions of the Qwest Tariff along with Section 6, 7, 9, 11, 12, 13, 15, 18, 19, 24 and any provision hereof, which, by its context is intended to survive the termination or expiration hereof, shall also survive. Additionally, any obligation to hold harmless and indemnify a Party hereunder shall survive the termination or expiration of this Agreement.

18. Indemnification

Customer shall indemnify, defend and hold harmless Qwest from and against any claims, actions, damages, liabilities, costs, judgments or expenses (including attorney fees and an allocable portion of in-house counsel fees) arising out of third Party claims resulting from the resale or reselling of the Service, including but not limited to the provision or termination of, or failure to provide, service by Customer to End Users.

19. Nondisclosure

Neither Party shall disclose to any third Party during the term of this Agreement and during the one (1) year period immediately following termination of this Agreement, any of the terms and conditions set forth in this Agreement unless disclosure is required by any state or federal governmental agency, is otherwise required to be disclosed by law, or is necessary in any proceeding establishing rights or obligations under this Agreement. Each Party reserves the right to terminate this Agreement, upon written notification, upon discovery of any disclosure prohibited hereunder.


                                       7                         August 31, 1999
                       QWEST CONFIDENTIAL AND PROPRIETARY

                        QWEST COMMUNICATIONS CORPORATION
                          WHOLESALE SERVICES AGREEMENT

20. Integration and Amendments

The Agreement, together with all Exhibits, represents the entire understanding of the Parties with respect to the subject matter under this Agreement. Any and all prior offers, contracts, agreements, representations and understandings made to or with Customer by Qwest or any Affiliate or predecessors-in-interest with respect to the subject matter under this Agreement, whether oral or written, shall be superseded by this Agreement. All amendments to this Agreement shall be in writing and signed by both Parties.

21. Waiver

The terms, covenants, representations and warranties of this Agreement may be waived only by a written instrument executed by the Party waiving compliance. The failure of either Party at any time to require performance of any provision hereof shall, in no manner, affect the right at a later date to enforce the same. No waiver by either Party of any breach of any term, covenant, representation or warranty contained in this Agreement, whether by conduct or otherwise, in any one or more instances, shall be deemed to be construed as a further or continuing waiver of any such breach or the breach of any other term, covenant, representation or warranty of this Agreement.

22. Severability

In the event that any one or more of the provisions contained in this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement, but this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein. Further, in the event that any provision of this Agreement shall be held to be invalid, illegal or unenforceable by virtue of its scope or period of time, but may be made enforceable by a limitation thereof, such provision shall be deemed to be amended to the minimum extent necessary to render it valid, legal and enforceable or in the alternative both Parties shall negotiate in good faith to substitute for such invalid, illegal, or unenforceable provision a mutually acceptable provision that is consistent with the original intent of the Parties.

23. Notice

Except when actual receipt is expressly required by the terms hereof, notice is considered given either (i) when delivered by facsimile service to the phone number listed below with duplicate notification sent via regular U.S. Mail or overnight delivery or; (ii) when delivered in person to the recipient named below; or (iii) after deposit in the United States mail in a sealed envelope or container, either registered or certified mail, return receipt requested, postage prepaid, or via overnight courier service, addressed by name and address to the Party or person intended as follows:

      To Customer:      New Millennium Multimedia, Inc.
                        1690 Chantilly Drive
                        Atlanta, Georgia 30324
                        Facsimile #: (404) 638-6057
                        Attention: Richard Granville, Chairman and Chief
                                   Executive Officer

      To Qwest:         Qwest Communications Corporation
                        555 l7th Street
                        Denver, Colorado 80202
                        Facsimile #: (303) 291-1724
                        Attention: General Counsel

Any Party may at any time change its address or facsimile number for notification purposes by giving the other Party prior written notice as provided in this Section by setting forth the new address and the date on which it will become effective. Either Party may require, by prior written notice given at any time or from time to time, subsequent notices to be given to another individual person, whether a Party or an officer or representative, or to a different


                                       8                         August 31, 1999
                       QWEST CONFIDENTIAL AND PROPRIETARY

                        QWEST COMMUNICATIONS CORPORATION
                          WHOLESALE SERVICES AGREEMENT

address, or both; provided, however, that a P.O. Box shall not be considered to be an address for purposes of this Agreement.

24. Arbitration Of Disputes

(A) Any dispute arising out of this Agreement relating to Qwest invoices or balances owed by Customer to Qwest for Services rendered, which cannot be resolved between the Parties, shall be settled by binding arbitration at the office of the American Arbitration Association ("AAA") located in Washington, D.C. The arbitration shall be held in accordance with the commercial Arbitration Rules of the American Arbitration Association ("AAA Rules"), as amended by this Agreement.

(B) Either Qwest or the Customer may initiate arbitration by providing written demand for arbitration, a copy of this Agreement and the administrative fee required by the AAA Rules to the AAA its Washington, D.C. A copy of the notice shall also be provided to the other Party. The remaining cost of the arbitration, including the fees and expenses of the arbitrator, shall be shared equally by the Parties unless the arbitration award provides otherwise. Each Party shall bear the cost of preparing and presenting its case.

(C) One arbitrator shall be appointed in accordance with the AAA Rules within sixty (60) days of the submission of the demand for arbitration, unless both Parties otherwise agree in writing. The arbitrator shall designate the time and place in the Washington, D.C. area, as applicable, for the hearing within thirty
(30) days of his or her appointment. Qwest and the Customer agree that the Arbitrator's authority to grant relief shall be subject to the provisions of this Agreement, the United States Arbitration Act, ("USAA"), the ABA-AAA Code of Ethics for Arbitrators in Commercial Disputes, Qwest Tariffs, substantive law, and the Communications Act of 1934, as amended. The Arbitrator shall not be able to award, nor shall any Party be entitled to receive punitive, incidental, consequential, exemplary, reliance or special damages, including damages for lost profits. The Arbitrator's decision shall follow the plain meaning of the relevant documents, and shall be final, binding, and enforceable in a court of competent jurisdiction. The decision of the Arbitrator is appealable only for perceived mistakes or misapplication of the law.

(D) Any dispute not outlined in Section 24 (A) and arising out of or related to this Agreement regardless of the form of action whether in contract, indemnity, warranty, strict liability, or tort, including negligence of any kind with regard to Qwest Services or other conduct under this Agreement may be subject to arbitration upon the written consent of both Parties.

25. Attachments and Exhibits

All Attachments and Exhibits annexed to this Agreement are expressly made a part of this Agreement as fully as though completely set forth in it. All references to this Agreement shall be deemed to refer to and include this Agreement and all such Attachments and Exhibits.

26. Headings

The headings of sections and subsections used in this Agreement are for convenience only and are not part of its operative language. They shall not be used to affect the construction of any provisions hereof.

27. Third-Parties

The representations, warranties, covenants and agreements of the Parties set forth in this Agreement are not intended for, nor shall they be for the benefit of or enforceable by, any person not a party hereto, including, without limitation, the End Users and Affiliates. For purposes of this Agreement, "Affiliate" shall mean: (i) any individual, corporation, partnership, limited liability company, limited liability partnership, practice, association, joint stock company, trust, unincorporated organization or other venture or business vehicle (each an "Entity") in which a Party owns a twenty percent (20%) or greater equity interest; or (ii) any Entity which, directly or indirectly, is in control of, is controlled by or is under common control with a Party, as applicable, after applying the attribution rules of Section 318 of the Internal Revenue Code. For the purpose of this definition, control of an Entity shall include the power, directly or


                                       9                         August 31, 1999
                       QWEST CONFIDENTIAL AND PROPRIETARY

                        QWEST COMMUNICATIONS CORPORATION
                          WHOLESALE SERVICES AGREEMENT

indirectly, whether or not exercised: (i) to vote fifty percent (50%) (or such lesser percentage as is the maximum allowed to be owned by a foreign corporation in a particular jurisdiction) or more of the securities or other interests having ordinary voting power for the election of directors or other managing Authority of such Entity; or (ii) to direct or cause the direction of the management or policies of such Entity, whether through ownership of voting securities, partnership interest or equity, by contract or otherwise.

28. Authorization

(A) Customer presents and warrants that the full legal name of the legal entity intended to receive the benefits under this Agreement and intended to use the Services is the name set forth in this Agreement and in the execution block. Each Party represents to the other Party that the person executing this Agreement on its behalf has been duly authorized by such Party to execute and bind such Party to the terms and conditions contained in this Agreement. Each Party, with full knowledge of all terms and conditions herein, does hereby warrant and represent that the execution, delivery, and performance of this Agreement are within such Party's corporate and/or partnership powers, have been duly authorized, and are not in conflict with law or the terms of any charter or bylaw or any agreement to which such Party is a party or by which it is bound or affected.

(B) Qwest may act in reliance upon any instruction, instrument, or signature reasonably believed by Qwest to be genuine. Qwest may assume that any employee of a party to this Agreement who gives any written notice, request, or instruction has the authority to do so.

IN WITNESS WHEREOF, an authorized representative of each Party has executed this Agreement effective as of the date of execution by Qwest as set forth below.


QWEST COMMUNICATIONS CORPORATION

By: /s/ Stephen M. Wagner                   Date         9/21/99
   ----------------------------------           --------------------------

Name:  Stephen M. Wagner
     --------------------------------

Title: V.P.
      -------------------------------


NEW MILLENNIUM MULTIMEDIA, INC.

By: /s/ Richard Granville                   Date         9/7/99
   ----------------------------------           --------------------------
   Richard Granville
   Chairman and Chief Executive Officer


                                       10                        August 31, 1999
                       QWEST CONFIDENTIAL AND PROPRIETARY

                                   EXHIBIT Dl
                 REQWEST SWITCHLESS RESELLER SERVICE DESCRIPTION
                          WHOLESALE SERVICES AGREEMENT

GENERAL

Qwest agrees to provide the Services set forth in this Exhibit, in accordance with the Agreement and subject to the terms and conditions set forth in this Exhibit. All defined terms used herein shall have the meanings ascribed to them in the Agreement or, if not defined, in the telecommunications industry, as appropriate, unless otherwise noted herein.

Interstate rates are per State and are for state-wide calling. The applicable continental U.S. Interstate rate is determined based upon the originating state of an outbound call or based upon the terminating state of a toll-free inbound call. Intrastate rates are per State and are for state-wide termination. Domestic rates shown in the ReQwest Interstate and Intrastate rate schedules of Exhibit D2 are shown in terms of full minutes and are billed in six (6) second increments.

International rates are per country and are for country-code wide termination. International rates shown in the ReQwest International rate schedules of Exhibit D2, with the exception of Mexican rates, are shown in terms of a rate per minute and are billed in six (6) second increments, with an initial thirty (30) second increment. Mexican calls are billed in full minute (60 second) increments. Directory Assistance calls are billed on a per-call basis.

Calling Card rate billing increments vary by originating and terminating points of the call and are as set forth in the Calling Card rate schedule of Exhibit D2.

Rates shown in the ReQwest rate Exhibit D2 are Base Rates. Discounts, if any, will be applicable pursuant to the below Discounts Section and Discount Schedule.

Qwest reserves the right to charge all short duration calls (i.e. calls under 6 seconds in length) a minimum of one-cent ($0.01) per answered call if Qwest determines that Customer has excessive quantities (i.e. more than 10% of Customer's total calls) of such short duration calls.

Qwest will provide reasonable amounts of training at Qwest's premises and at times agreed to by Qwest for the Customer on the proper procedures and documentation required for all Services provisioning necessary for the Customer's use of the Services.

Customer's Usage Revenue (as defined herein) must equal or exceed the [***] monthly product-based minimum associated with the ReQwest Switchless Reseller Services (the "Product Minimum"). Customer acknowledges and agrees that if, by the end of month twelve, the Customer's Usage Revenue does not equal or exceed Product Minimum, Qwest may, at Qwest's sole determination, upon thirty (30) calendar days written notice to Customer, terminate the Agreement without further liability or obligation to Customer, except as may be otherwise set forth in the Agreement.

"RBOC-ITC SURCHARGE"

The rates agreed to by Qwest under the Agreement are based upon the condition that Customer will originate at least 85% of Customer's total Domestic usage of the Service in a tandem owned and operated by a Regional Bell Operating Company ("RBOC") and subject to such RBOC's tariffed access charges. Qwest will apply a surcharge of $0.04 per minute of use to the number of minutes by which Customer's Non-RBOC originations exceed 15% of Customer's total usage of the Services.

ROUNDING

Currently, the ReQwest Switchless Reseller Service utilizes "bulk rounding". For the purposes of this Agreement, bulk rounding is defined as carrying over the 3rd and 4th place amounts of a call charge to the next call, and continuing to do so until one full cent ($0.01) is accrued. When this has occurred, the cent is applied to the next call. In addition, the ReQwest Switchless Reseller Service employs whole call rounding, which means that all calls are rounded only once, as opposed to once for each element (e.g. initial and incremental).

[***] Confidential treatment requested.


                                       1                         August 31, 1999
                       QWEST CONFIDENTIAL AND PROPRIETARY

                                   EXHIBIT Dl
                 REQWEST SWITCHLESS RESELLER SERVICE DESCRIPTION
                          WHOLESALE SERVICES AGREEMENT

SWITCHED SERVICES PROVISIONING

If necessary to provision the Qwest Services to Customer, Qwest will install properly provided orders of Customer into the Qwest billing system. Such installation shall be within a reasonable time, in accordance with Qwest's standard policies and procedures, and after receipt of such order in an accurate manner by Qwest from Customer. Such installation may be by direct data transfer from Customer into the Qwest system or may be by manual installation. In the normal course of its business, Qwest will notify the Local Exchange Carrier ("LEC") of all ANI orders that have been installed into the Qwest billing system. No orders may be added to Qwest's billing system without a PIC request to the LEC. Qwest will assume no responsibility for the maintenance or tracking of ANIs or requests that do not include a PIC request.

The customer understands and agrees that the successful activation of orders in Qwest's billing and provisioning systems is contingent upon the completeness and accuracy of the information provided to Qwest with these orders. If this information is not complete or accurate, the order will be returned to Customer for correction and resubmission to Qwest. If the records of the LEC and those supplied to Qwest by Customer do not coincide in every respect, the LEC may reject the order installation from Qwest. In such event, the request will be returned to Qwest for correction and resubmission. If the End User has converted to Qwest service by the LEC for another reason, the End User will be billed by the LEC for any use of Qwest telecommunications services, the End User will receive Qwest Services at Qwest standard Tariff or program rates, and Qwest will receive all such revenue from any use of the Qwest Services.

As Customer performs its own End User order entry into Qwest's billing system (the "Order Entry"), Customer acknowledges that Qwest may audit, at any time, Customer's ANIs present in Qwest's billing system to verify the accurate billing of Services provided to Customer based upon such Order Entry. Customer agrees that it shall be responsible for all charges for Services usage that result from Customer's Order Entry, even if not correctly entered. Customer further acknowledges and agrees that Qwest is entitled to correct any incorrect billing resulting from Customer's incorrect Order Entry and, notwithstanding anything to the contrary in the Agreement limiting Qwest's right to backbill any amounts, to bill Customer for any amounts that were not billed due to Customer's Order Entry error ("Backbill"). Customer agrees to pay any such Backbill amounts. Customer agrees that Qwest shall be entitled to correct any Customer Order Entry Qwest has found to be incorrect and shall notify Customer of any such corrections.

If the LEC, for whatever reason, has not designated Qwest as each End User's PIC, the End User will be billed in accordance with the records of the LEC. Each Party will use reasonable efforts to notify the other Party of any rejection of order installation by the LEC. Customer is responsible for determining the correct information for reinstallation of the order. Customer understands that Qwest shall have no liability for any acts or omissions of LECs, including the making or failure to make PIC changes.

Orders for installation, change, block, and disconnection are to be transmitted to Qwest via a file format, determined and managed by Qwest, or via Remote Control's interactive order entry system or Qwest's then existing system. Qwest makes no guarantee to Customer of the existence of any particular provisioning, order or management system. If Customer elects to utilize certain interactive order systems then available by Qwest, Customer may be required to execute other agreements, including without limitation, software license agreements, related to the use of such systems. Included in these orders must be all information necessary to properly load the order into Qwest's billing system and to provision the order with a third party, such as the LEC.

PIC AUTHORIZATIONS

(A) Customer shall obtain a signed or verbal PIC authorization with true third party verification in accordance with then applicable and existing state and FCC guidelines for each ANI ordered by Customer. Upon an oral or written request by Qwest, Customer shall immediately produce a copy of the written or verbal authorization. Qwest reserves the right not to process or turn up ANIs until Customer has produced appropriate written or verbal authorizations requested by Qwest. If Customer does not comply with the request for PIC authorizations, Qwest reserves the right not to accept additional ANIs until Customer complies. If Customer elects to provide only direct dial (or so-called "1+") services, and Qwest will act as


                                       2                         August 31, 1999
                       QWEST CONFIDENTIAL AND PROPRIETARY

                                   EXHIBIT Dl
                 REQWEST SWITCHLESS RESELLER SERVICE DESCRIPTION
                          WHOLESALE SERVICES AGREEMENT

      the interexchange carrier ("IXC") for operator-assisted (or so-called "0+") traffic generated by Customer's End Users, Customer acknowledges that Qwest shall be the primary carrier for 0+ operator assisted intraLATA and interLATA long distance services. Customer agrees to inform its End Users of the foregoing.

(B) In the event a LEC or any regulatory entity assesses Qwest any charge, fine, forfeiture, or fee for improper or inadequate PIC authorizations relating to Customer's service, Customer shall promptly reimburse Qwest for all such charges plus a Qwest management fee of twenty-five dollars ($25.00) per ANI ordered by Customer that is reasonably deemed by Qwest to lack proper service authorization or PIC verification (the "Improper PIC Fee").

(C) Upon the request of Qwest, Customer shall promptly provide to Qwest or the LEC, at Customer's expense, any documentation required by the LEC regarding PIC selections or authorizations from Customer's End Users. In addition, Customer shall promptly and in good faith cooperate with Qwest and all LECs in investigating and attempting to resolve all PIC selection and authorization disputes.

CANCELLATION, BLOCKING, AND DISCONNECTION OF SERVICE

Without affecting Customer's minimum usage, Revenue Commitment or other obligations herein, Customer may cancel, disconnect, or terminate a portion of the Service when Customer's End User has provided a new PIC authorization to another carrier. Customer shall be financially responsible for Service provided under this Agreement until such time that the new PIC change is implemented.

TOLL FREE SERVICES PORTABILITY

Qwest will provide toll free inbound services to End Users desiring to keep their then current toll free number provided that the End User signs a Letter of Agency designating Qwest as the Responsible Organization for the toll free number.

PICC, PAYPHONE COMPENSATION, AND OTHER REGULATORY REFORM RELATED SURCHARGES

As a result of regulatory reform, certain government subsidies and other government-imposed charges previously collected through local exchange access usage rates are assessed directly upon interexchange carriers on a per-line or per-call basis. The following flat rate charges may apply to Customer's total charges as a result, and Customer agrees to be responsible for paying for such fees. These charges will be itemized on the customer's bill and are in addition to the rates for services described in Exhibit D2.

o Payphone Compensation Surcharge: [***] per payphone originated, completed call will be assessed.

o PICC (Primary Interexchange Carrier Charge): A fee per line presubscribed to Qwest/LCI that may vary as follows, depending upon line type. These charges are subject to change.

      o     [***] for each Single Line Business and Primary Residential line

      o     [***] for each Subsequent Residential line

      o     [***] for each Multi-Line Business line

OTHER ANCILLARY FEES

Monthly Electronic Billing Call Detail Delivery per                     [***]
disk/tape/CD ROM
  In your choice of media including Magnetic
  Tape, CD ROM, or Diskette
PIC Processing Charge *                                                 [***]
Electronic Provisioning                                                 [***]
8XX SMS Number Storage Charge per active                                [***]


                                       3                         August 31, 1999
                       QWEST CONFIDENTIAL AND PROPRIETARY

                                   EXHIBIT Dl
                 REQWEST SWITCHLESS RESELLER SERVICE DESCRIPTION
                          WHOLESALE SERVICES AGREEMENT

number

* Excluding the Improper PIC Fee

TOLL FREE DIRECTORY ASSISTANCE LISTING

At the Customer's written request, Qwest will provide a Toll Free Services Directory Assistance listing in the national database. The Customer understands that this Service is ultimately provided by a third party, and subject to the policies and procedures set forth by this third party. The charges for this service are as follows:

      Normal Set-Up Fee:                          [***] Non-Recurring Charge
      Three Day Expedite Set-Up Fee:              [***] Non-Recurring Charge
      Change or Cancel Fee:                       [***] Non-Recurring Charge
      Monthly Recurring Charge:               [***] Monthly-Recurring Charge

PROJECT ACCOUNT CODES (PAC)

Qwest will provide Project Account Codes for use with outbound and toll free inbound services to Customer at the following rates:

o     Outbound PAC (charges are per account):
        Non-Verified PAC set up:                               [***]
        Verified PAC set up:                                   [***]
        Non-Verified PAC Monthly Recurring Charges:            [***]
        Verified PAC Monthly Recurring Charges:                [***]

o     Toll Free PAC (charges are per toll free number):
        Non-Verified PAC set up:                               [***]
        Verified PAC set up:                                   [***]
        Non-Verified PAC Monthly Recurring Charges:            [***]
        Verified PAC Monthly Recurring Charges:                [***]

Customer agrees to be responsible for such charges and that such charges shall be due upon receipt in accordance with the payment terms and conditions under the Agreement.

CALLING CARD SERVICES

Qwest Reseller Calling Card Service offers domestic-to-domestic, domestic-to-international and international origination calling card service from certain countries with the use of a fourteen digit authorization code, consisting of 10 digits plus a 4 digit PIN. Customer shall request the provision, and Qwest shall provide, the Reseller Calling Card Service, through and in accordance with the completion and submission of Qwest's Calling Card Order Form and order procedures in effect, as may be changed from time to time.

Qwest's Calling Card Service offers two options with respect to the branding of the platform:

o     Generic Calling Card Option, and

o     Private-Labeled Calling Card Option.

The Generic Calling Card offers no branding on the platform or in the branding of Operator Services calls. The Private Labeled version of Qwest's Calling Card Service offers branding in the Customer's name for the greeting and closing platform scripts; the request of a Toll Free access number to the platform; branding of the Operator Services greeting in the Customer's name; and routing of customer service calls to the Customer's own customer service center.

For both Calling Card Service options, the customer is responsible for all calling card production, fulfillment, billing, collections, tariffing, and fraudulent use.


                                       4                         August 31, 1999
                       QWEST CONFIDENTIAL AND PROPRIETARY

                                   EXHIBIT Dl
                 REQWEST SWITCHLESS RESELLER SERVICE DESCRIPTION
                          WHOLESALE SERVICES AGREEMENT

CUSTOMIZED GREETING AND CLOSING MESSAGES WITH PRIVATE-LABELED CALLING CARD SERVICES

With the Private-Labeled Calling Card, the Customer will provide to Qwest a requested branded message for platform greeting and closing. These branded messages must be sent to Qwest's Account Management group on a diskette containing the two pre-recorded customized .wav files. The .wav files must meet the following specifications:

o     22,500 Hz, 16-bit Mono

o     greeting and closing message should be saved as two different files

o     submitted to Qwest on a 3.5" diskette

o     leading and trailing noise must be removed

o One (1) second of silence is required in front of the message and one (1) second of silence after the message is required to allow for message queuing on the 8XX recording.

Qwest reserves the right to approve or reject Customer greeting and closing messages that are to be placed on the platform.

CUSTOMER SERVICE CALL ROUTING WITH PRIVATE-LABELED CALLING CARD SERVICES

With the Private-Labeled Calling Card, Qwest will provide customer service routing to the Customer's customer service line for calls originating in the continental United States. The customer will be required to provide Qwest with the customer service routing number on the Calling Card Order Form. Three consecutive mistakes in number dialing will cause calls to be forwarded to Customer's Customer Service.

OPERATOR SERVICES BRANDING WITH PRIVATE-LABELED CALLING CARD SERVICES

With the Private-Labeled Calling Card, Customers may elect to customize its operator services greeting for domestic-originated calling. Greeting content should be provided by the customer by filling out the appropriate section in the Private Label Travel Card Order Form. Qwest reserves the right to approve or reject these greetings prior to submission or use. Dialing "0" or 15 seconds of dialing unresponsiveness by the card user will cause a call to be forwarded to Qwest Operator Services for the fees as described below in this Exhibit.

CALLING CARD SERVICE CHARGES

Calling Card Nonrecurring Charges

The Customer will pay a platform implementation fee of [***] per Access Number associated with the Private Labeled Calling Card option to Qwest in accordance with the agreed-upon payment terms and conditions set forth in the Agreement and the Calling Card Order Form. This charge shall be credited to subsequent Customer's Invoices from Qwest once Qwest collects Usage Revenue (as hereinafter defined) payment of Customer's Travel Card Usage per Access Number billing which exceeds [***].

Customer shall pay to Qwest a nonrefundable service fee of [***] for each Customer-initiated scripting, greeting or routing change per Access Number after Qwest's initial set-up of the Customer Calling Card platform.

Calling Card Operator Services Surcharge

A [***] per call surcharge will be applied to any call that is forwarded to Qwest Operator Services from the calling card platform for all calls originating in the continental United States. This charge will be assessed in addition to metered usage charges incurred by the call.

INSTALLATION AND MONTHLY CHARGES FOR DEDICATED ACCESS SERVICES

Installation and monthly charges associated with dedicated access services will be billed to Customer, and Customer agrees to pay such charges in accordance with the payment terms and conditions under the Agreement. These charges include those associated with local loops, CSU/DSU, channel card, T-1 centrex cards and any other


                                       5                         August 31, 1999
                       QWEST CONFIDENTIAL AND PROPRIETARY

                                   EXHIBIT Dl
                 REQWEST SWITCHLESS RESELLER SERVICE DESCRIPTION
                          WHOLESALE SERVICES AGREEMENT

equipment or services provided by Qwest in order to install, test and maintain dedicated access lines. Monthly recurring charges will be those standard rates unless otherwise negotiated by Qwest and Customer. Installation charges will be on an individual case basis.

DISCOUNTS

The ReQwest Discount Schedule contains two options, as follows:

1) Standard Revenue Discounts: The Discounts set forth in the Standard Revenue Discount Schedule will be applied to ReQwest Usage Revenue (as hereinafter defined) as set forth in the Recipient Services Schedule and according to Customer's actual usage of the contributing Services, as set forth in the Contributing Services Schedule. The Customer need not commit to any Service Revenue Commitment or Term Commitment (both as hereinafter defined), other than those which otherwise may be set forth in the Switchless Reseller Services Agreement. For purposes of this Agreement and the Exhibits, "Usage Revenue" shall mean Customer's total monthly recurring and usage charges, after applicable discounts are applied, for applicable Qwest Services based upon the agreed-upon rates, exclusive of charges, fees and other amounts owing for, related to or constituting taxes, surcharges, credits, chargebacks, unpaid amounts, co-location, equipment, installation, local loops and other nonrecurring charges.

2) Committed Revenue Discounts: If the Customer commits to a specified Usage Revenue (the "Revenue Commitment") and term (the "Term Commitment"), the Customer is eligible to receive the corresponding discount, as presented in the Committed Revenue Discount Schedule, off the services listed in the Recipient Services Schedule beginning with Customer's first usage of the Services. The Revenue Commitment must be met by Customers usage of the Services listed in the Contributing Services Schedule within the agreed-upon Term Commitment. If this Revenue Commitment is not met by the end of the Term Commitment, the Customer agrees that it will pay the shortfall charge as follows:

      Revenue Commitment X Term Commitment (in months)
      Less Customer's Actual Service Usage Revenue
      ------------------------------------------------
      = "Deficiency" Charge Owed by Customer

In addition, Customer's Revenue Commitment will be evaluated on a periodic basis by Qwest, depending upon the agreed-upon Term Commitment. The formula and milestones used by Qwest to evaluate a Customer's Revenue Commitment progress are described in the Term Commitment Ramp Schedule.

Customer acknowledges and agrees that if the Customer fails to meet any of the above-specified milestones, Qwest may, at Qwest's sole determination, either:

o Upon thirty (30) calendar days written notice to Customer, collect the Deficiency Charge consisting of the difference between the Revenue Commitment owed to Qwest by the end of the particular measuring milestone period and the aggregate Usage Revenue actually paid to and retained by Qwest by such milestone, or

o Renegotiate the Agreement at rates and term mutually acceptable to Qwest and Customer.

Customer acknowledges and agrees that certain rates and discounts would not be offered to Customer without Customer's agreement to make the Revenue Commitment. Customer and Qwest agree that any Deficiency Charge or relief provided hereunder represents a mutual good faith estimate of, and bears a reasonable relationship to actual damages to Qwest in the event of Customer failure to meet such Revenue Commitment. Customer agrees that such Deficiency Charge does not represent a penalty of any kind and that such charges shall be obligations of Customer subject to specific performance.

The Customer may not meet the total Revenue Commitment (monthly Revenue Commitment X (times) the number of months in the Term Commitment) in less time than one-half of the Term Commitment.


                                       6                         August 31, 1999
                       QWEST CONFIDENTIAL AND PROPRIETARY2

                                   EXHIBIT Dl
                 REQWEST SWITCHLESS RESELLER SERVICE DESCRIPTION
                          WHOLESALE SERVICES AGREEMENT

Standard Revenue Discount Schedule

      ---------------------------------------------------------------
            Monthly Revenue*               Standard Discounts without
                                               Revenue Commitment
      ===============================================================
      $0-$24,999.999                                 [***]
      ---------------------------------------------------------------
      $25,000.000-$99,999.99                         [***]
      ---------------------------------------------------------------
      $100,000.00 - $249,999.99                      [***]
      ---------------------------------------------------------------
      $250,000.00 - $499,999.99                      [***]
      ---------------------------------------------------------------
      $500,000.00 - $999,999.99                      [***]
      ---------------------------------------------------------------
      $1,000,000.00 - $1,999,999.99                  [***]
      ---------------------------------------------------------------
      $2,000,000 and above                           [***]
      ---------------------------------------------------------------

Committed Revenue Discount Schedule

----------------------------------------------------------------------------------------
     One Year Commitment           Two Year Commitment          Three Year Commitment
----------------------------------------------------------------------------------------
    Term                           Term                          Term
 Commitment        Discount     Commitment        Discount    Commitment        Discount
========================================================================================
$300,000              [***]     $600,000             [***]    $900,000             [***]         [***]
----------------------------------------------------------------------------------------
$1,200,000            [***]     $2,400,000           [***]    $3,600,000           [***]         [***]
----------------------------------------------------------------------------------------
$3,000,000            [***]     $6,000,000           [***]    $9,000,000           [***]         [***]
----------------------------------------------------------------------------------------
$6,000,000            [***]     $12,000,000          [***]    $18,000,000          [***]         [***]
----------------------------------------------------------------------------------------
$12,000,000           [***]     $24,000,000          [***]    $36,000,000          [***]         [***]
----------------------------------------------------------------------------------------
$24,000,000 +         [***]      $48,000,000 +       [***]    $72,000,000 +        [***]         [***]
----------------------------------------------------------------------------------------

Term Commitment Ramp Schedule

--------------------------------------------------------------------------------
                              Milestone Minimum Usage Requirement
                  --------------------------------------------------------------
Ramp Milestone        One Year             Two Year              Three Year
================================================================================
  6th Month       [***] of commitment        N/A                    N/A
--------------------------------------------------------------------------------
  12th Month      [***] of commitment  [***] of commitment   [***] of commitment
--------------------------------------------------------------------------------
  24th Month             N/A           [***] of commitment   [***] of commitment
--------------------------------------------------------------------------------
  36th Month             N/A                 N/A             [***] of commitment
--------------------------------------------------------------------------------

Contributing Services Schedule

--------------------------------------------------------------------------------
Contributing Services*
--------------------------------------------------------------------------------
All ReQwest Switchless Reseller Domestic Inbound and Outbound Services
--------------------------------------------------------------------------------
All ReQwest Switchless Reseller International, Canadian, and Mexican Services
--------------------------------------------------------------------------------
All ReQwest Switchless Reseller Calling Card Services
--------------------------------------------------------------------------------
All ReQwest Switchless Reseller Directory Assistance Services
--------------------------------------------------------------------------------
All Domestic Qwest Express Originating and Terminating Usage
--------------------------------------------------------------------------------
All Qwest Express International Terminating Usage
--------------------------------------------------------------------------------
All Qwest Express Directory Assistance Usage
--------------------------------------------------------------------------------
All Qwest Express Canadian Termination Usage
--------------------------------------------------------------------------------
All Qwest Express Mexican Termination Usage
--------------------------------------------------------------------------------
All Dedicated Facilities Monthly Recurring Charges
--------------------------------------------------------------------------------


                                       7                         August 31, 1999
                       QWEST CONFIDENTIAL AND PROPRIETARY

                                   EXHIBIT Dl
                 REQWEST SWITCHLESS RESELLER SERVICE DESCRIPTION
                          WHOLESALE SERVICES AGREEMENT

* Charges, fees and other amounts owing for, related to or constituting taxes, surcharges, credits, chargebacks, uncollectable Customer charges, pass-through charges, equipment, installation charges and local loops shall not be included as part of Usage Revenue or the Revenue Commitment or Contributing Services.

Recipient Services Schedule

--------------------------------------------------------------------------------
Services Eligible to Receive ReQwest Discounts
--------------------------------------------------------------------------------
ReQwest Switchless Reseller Domestic Inbound and Outbound Interstate Services
--------------------------------------------------------------------------------

Customer selects and agrees with the following Discount Option (indicate selected option, mark amounts, and initial as appropriate):

|X|   Standard Revenue Discount Option at the Discounts per the above Discount
      Chart

|_|   Revenue Commitment Discount Option

      |_|   per month Revenue Commitment Volume, and

      |_|   year Term Commitment, with

      |_|   % discount.


                                       8                         August 31, 1999
                       QWEST CONFIDENTIAL AND PROPRIETARY

                                    ReQwest
                        SWITCHLESS RESELLER 1+ OUTBOUND

================================================================================
                                      1+ (OUTBOUND) BASE RATES
                               SWITCHED                    DEDICATED
STATE                  INTERSTATE    INTRASTATE    INTERSTATE    INTRASTATE
                   =============================================================
AL                       [***]         [***]         [***]         [***]
                   -------------------------------------------------------------
AR                       [***]         [***]         [***]         [***]
                   -------------------------------------------------------------
AZ                       [***]         [***]         [***]         [***]
                   -------------------------------------------------------------
CA                       [***]         [***]         [***]         [***]
                   -------------------------------------------------------------
CO                       [***]         [***]         [***]         [***]
                   -------------------------------------------------------------
CT                       [***]         [***]         [***]         [***]
                   -------------------------------------------------------------
DC                       [***]         [***]         [***]         [***]
                   -------------------------------------------------------------
DE                       [***]         [***]         [***]         [***]
                   -------------------------------------------------------------
FL                       [***]         [***]         [***]         [***]
                   -------------------------------------------------------------
GA                       [***]         [***]         [***]         [***]
                   -------------------------------------------------------------
IA                       [***]         [***]         [***]         [***]
                   -------------------------------------------------------------
ID                       [***]         [***]         [***]         [***]
                   -------------------------------------------------------------
IL                       [***]         [***]         [***]         [***]
                   -------------------------------------------------------------
IN                       [***]         [***]         [***]         [***]
                   -------------------------------------------------------------
KS                       [***]         [***]         [***]         [***]
                   -------------------------------------------------------------
KY                       [***]         [***]         [***]         [***]
                   -------------------------------------------------------------
LA                       [***]         [***]         [***]         [***]
                   -------------------------------------------------------------
MA                       [***]         [***]         [***]         [***]
                   -------------------------------------------------------------
MD                       [***]         [***]         [***]         [***]
                   -------------------------------------------------------------
ME                       [***]         [***]         [***]         [***]
                   -------------------------------------------------------------
MI                       [***]         [***]         [***]         [***]
                   -------------------------------------------------------------
MN                       [***]         [***]         [***]         [***]
                   -------------------------------------------------------------
MO                       [***]         [***]         [***]         [***]
                   -------------------------------------------------------------
MS                       [***]         [***]         [***]         [***]
                   -------------------------------------------------------------
MT                       [***]         [***]         [***]         [***]
                   -------------------------------------------------------------
NC                       [***]         [***]         [***]         [***]
                   -------------------------------------------------------------
ND                       [***]         [***]         [***]         [***]
                   -------------------------------------------------------------
NE                       [***]         [***]         [***]         [***]
                   -------------------------------------------------------------
NH                       [***]         [***]         [***]         [***]
                   -------------------------------------------------------------
NJ                       [***]         [***]         [***]         [***]
                   -------------------------------------------------------------
NM                       [***]         [***]         [***]         [***]
                   -------------------------------------------------------------
NV                       [***]         [***]         [***]         [***]
                   -------------------------------------------------------------
NY                       [***]         [***]         [***]         [***]
                   -------------------------------------------------------------
OH                       [***]         [***]         [***]         [***]
                   -------------------------------------------------------------
OK                       [***]         [***]         [***]         [***]
                   -------------------------------------------------------------
OR                       [***]         [***]         [***]         [***]
                   -------------------------------------------------------------
PA                       [***]         [***]         [***]         [***]
                   -------------------------------------------------------------
RI                       [***]         [***]         [***]         [***]
                   -------------------------------------------------------------
SC                       [***]         [***]         [***]         [***]
                   -------------------------------------------------------------
SD                       [***]         [***]         [***]         [***]
                   -------------------------------------------------------------
TN                       [***]         [***]         [***]         [***]
                   -------------------------------------------------------------
TX                       [***]         [***]         [***]         [***]
                   -------------------------------------------------------------
UT                       [***]         [***]         [***]         [***]
                   -------------------------------------------------------------
VA                       [***]         [***]         [***]         [***]
                   -------------------------------------------------------------
VT                       [***]         [***]         [***]         [***]
                   -------------------------------------------------------------

                         Effective the first day of the
             billing cycle AFTER the execution of the New Contract.
                QWEST COMMUNICATIONS PRIVILEGED AND CONFIDENTIAL      Exhibit D2

                                    ReQwest
                        SWITCHLESS RESELLER 1+ OUTBOUND

================================================================================
                                      1+ (OUTBOUND) BASE RATES
                               SWITCHED                    DEDICATED
STATE                  INTERSTATE    INTRASTATE    INTERSTATE    INTRASTATE
                   =============================================================
WA                       [***]         [***]         [***]         [***]
                   -------------------------------------------------------------
WI                       [***]         [***]         [***]         [***]
                   -------------------------------------------------------------
WV                       [***]         [***]         [***]         [***]
                   -------------------------------------------------------------
WY                       [***]         [***]         [***]         [***]
================================================================================

Off-Shore Pricing:

================================================================================
                                        1+ (OUTBOUND) RATES*
                               SWITCHED                    DEDICATED
                   =============================================================
AK                              [***]                        [***]
                   -------------------------------------------------------------
HI                              [***]                        [***]
                   -------------------------------------------------------------
PR                              [***]                        [***]
                   -------------------------------------------------------------
USVI                            [***]                        [***]
================================================================================
* From continental US to AK/HI/PR/USVI

Interstate and Intrastate calls terminating within the continental US are billed based upon originating state.

Calls terminating "Off-Shore" are billed based upon terminating State/Region.

Interstate and Intrastate billing increments: 6 seconds initial; 6 second increments

All Directory Assistance Calls will be billed at $.55 per call.

                         Effective the first day of the
             billing cycle AFTER the execution of the New Contract.
                QWEST COMMUNICATIONS PRIVILEGED AND CONFIDENTIAL      Exhibit D2

                                     ReQwest
                       SWITCHLESS RESELLER 800/8XX INBOUND

================================================================================
                                    800/8XX (INBOUND) BASE RATES
                               SWITCHED                    DEDICATED
STATE                  INTERSTATE    INTRASTATE    INTERSTATE    INTRASTATE
                   =============================================================
AL                       [***]         [***]         [***]          [***]
                   -------------------------------------------------------------
AR                       [***]         [***]         [***]          [***]
                   -------------------------------------------------------------
AZ                       [***]         [***]         [***]          [***]
                   -------------------------------------------------------------
CA                       [***]         [***]         [***]          [***]
                   -------------------------------------------------------------
CO                       [***]         [***]         [***]          [***]
                   -------------------------------------------------------------
CT                       [***]         [***]         [***]          [***]
                   -------------------------------------------------------------
DC                       [***]         [***]         [***]          [***]
                   -------------------------------------------------------------
DE                       [***]         [***]         [***]          [***]
                   -------------------------------------------------------------
FL                       [***]         [***]         [***]          [***]
                   -------------------------------------------------------------
GA                       [***]         [***]         [***]          [***]
                   -------------------------------------------------------------
IA                       [***]         [***]         [***]          [***]
                   -------------------------------------------------------------
ID                       [***]         [***]         [***]          [***]
                   -------------------------------------------------------------
IL                       [***]         [***]         [***]          [***]
                   -------------------------------------------------------------
IN                       [***]         [***]         [***]          [***]
                   -------------------------------------------------------------
KS                       [***]         [***]         [***]          [***]
                   -------------------------------------------------------------
KY                       [***]         [***]         [***]          [***]
                   -------------------------------------------------------------
LA                       [***]         [***]         [***]          [***]
                   -------------------------------------------------------------
MA                       [***]         [***]         [***]          [***]
                   -------------------------------------------------------------
MD                       [***]         [***]         [***]          [***]
                   -------------------------------------------------------------
ME                       [***]         [***]         [***]          [***]
                   -------------------------------------------------------------
MI                       [***]         [***]         [***]          [***]
                   -------------------------------------------------------------
MN                       [***]         [***]         [***]          [***]
                   -------------------------------------------------------------
MO                       [***]         [***]         [***]          [***]
                   -------------------------------------------------------------
MS                       [***]         [***]         [***]          [***]
                   -------------------------------------------------------------
MT                       [***]         [***]         [***]          [***]
                   -------------------------------------------------------------
NC                       [***]         [***]         [***]          [***]
                   -------------------------------------------------------------
ND                       [***]         [***]         [***]          [***]
                   -------------------------------------------------------------
NE                       [***]         [***]         [***]          [***]
                   -------------------------------------------------------------
NH                       [***]         [***]         [***]          [***]
                   -------------------------------------------------------------
NJ                       [***]         [***]         [***]          [***]
                   -------------------------------------------------------------
NM                       [***]         [***]         [***]          [***]
                   -------------------------------------------------------------
NV                       [***]         [***]         [***]          [***]
                   -------------------------------------------------------------
NY                       [***]         [***]         [***]          [***]
                   -------------------------------------------------------------
OH                       [***]         [***]         [***]          [***]
                   -------------------------------------------------------------
OK                       [***]         [***]         [***]          [***]
                   -------------------------------------------------------------
OR                       [***]         [***]         [***]          [***]
                   -------------------------------------------------------------
PA                       [***]         [***]         [***]          [***]
                   -------------------------------------------------------------
RI                       [***]         [***]         [***]          [***]
                   -------------------------------------------------------------
SC                       [***]         [***]         [***]          [***]
                   -------------------------------------------------------------
SD                       [***]         [***]         [***]          [***]
                   -------------------------------------------------------------
TN                       [***]         [***]         [***]          [***]
                   -------------------------------------------------------------
TX                       [***]         [***]         [***]          [***]
                   -------------------------------------------------------------
UT                       [***]         [***]         [***]          [***]
                   -------------------------------------------------------------
VA                       [***]         [***]         [***]          [***]
                   -------------------------------------------------------------
VT                       [***]         [***]         [***]          [***]
                   -------------------------------------------------------------

                         Effective the first day of the
             billing cycle AFTER the execution of the New Contract.
                QWEST COMMUNICATIONS PRIVILEGED AND CONFIDENTIAL      Exhibit D2

                                     ReQwest
                       SWITCHLESS RESELLER 800/8XX INBOUND

================================================================================
                                    800/8XX (INBOUND) BASE RATES
                               SWITCHED                    DEDICATED
STATE                  INTERSTATE    INTRASTATE    INTERSTATE    INTRASTATE
                   =============================================================
WA                       [***]         [***]         [***]          [***]
                   -------------------------------------------------------------
WI                       [***]         [***]         [***]          [***]
                   -------------------------------------------------------------
WV                       [***]         [***]         [***]          [***]
                   -------------------------------------------------------------
WY                       [***]         [***]         [***]          [***]
================================================================================

================================================================================
                                     800/8XX (INBOUND) RATES*
                               SWITCHED                    DEDICATED
                   =============================================================
Canada                          [***]                        [***]
================================================================================

Off-Shore Pricing:
================================================================================
                                     800/8XX (INBOUND) RATES*
                               SWITCHED                    DEDICATED
                   =============================================================
AK                              [***]                        [***]
HI                              [***]                        [***]
PR                              [***]                        [***]
USVI                            [***]                        [***]
================================================================================
* to the Continental US, Interstate Only

Interstate and Intrastate calls originating and terminating within the continental US are billed based upon terminating state.

Calls originating "Off-Shore" are billed based upon originating State/Region.

Interstate and Intrastate billing increments: 6 seconds initial; 6 second increments

                         Effective the first day of the
             billing cycle AFTER the execution of the New Contract.
                QWEST COMMUNICATIONS PRIVILEGED AND CONFIDENTIAL      Exhibit D2

                                     ReQwest
                        SWITCHLESS RESELLER INTERNATIONAL

================================================================================
                                                        1+ (OUTBOUND) RATES
COUNTRY                                  CODE        SWITCHED         DEDICATED
                                                   =============================
Afghanistan                                93         [***]             [***]
                                                   -----------------------------
Albania                                   355         [***]             [***]
                                                   -----------------------------
Algeria                                   213         [***]             [***]
                                                   -----------------------------
American Samoa                            684         [***]             [***]
                                                   -----------------------------
Andorra                                   376         [***]             [***]
                                                   -----------------------------
Angola                                    244         [***]             [***]
                                                   -----------------------------
Anguilla                                  809         [***]             [***]
                                                   -----------------------------
Antarctica (Casey&Scott)                  672         [***]             [***]
                                                   -----------------------------
Antigua                                   809         [***]             [***]
                                                   -----------------------------
Argentina                                  54         [***]             [***]
                                                   -----------------------------
Armenia                                   374         [***]             [***]
                                                   -----------------------------
Aruba                                     297         [***]             [***]
                                                   -----------------------------
Ascension Island                          247         [***]             [***]
                                                   -----------------------------
Australia                                  61         [***]             [***]
                                                   -----------------------------
Austria                                    43         [***]             [***]
                                                   -----------------------------
Azerbaijan                                994         [***]             [***]
                                                   -----------------------------
Azores                                    992         [***]             [***]
                                                   -----------------------------
Bahamas                                   809         [***]             [***]
                                                   -----------------------------
Bahrain                                   973         [***]             [***]
                                                   -----------------------------
Bangladesh, People's Republic of          880         [***]             [***]
                                                   -----------------------------
Barbados                                  809         [***]             [***]
                                                   -----------------------------
Belarus                                   375         [***]             [***]
                                                   -----------------------------
Belgium                                    32         [***]             [***]
                                                   -----------------------------
Belize                                    501         [***]             [***]
                                                   -----------------------------
Benin, People's Republic of               229         [***]             [***]
                                                   -----------------------------
Bermuda                                   809         [***]             [***]
                                                   -----------------------------
Bhutan                                    975         [***]             [***]
                                                   -----------------------------
Bolivia                                   591         [***]             [***]
                                                   -----------------------------
Bosnia & Herzegovina, Republic of         387         [***]             [***]
                                                   -----------------------------
Botswana                                  267         [***]             [***]
                                                   -----------------------------
Brazil                                     55         [***]             [***]
                                                   -----------------------------
British Virgin Islands                    809         [***]             [***]
                                                   -----------------------------
Brunei                                    673         [***]             [***]
                                                   -----------------------------
Bulgaria                                  359         [***]             [***]
                                                   -----------------------------
Burkina Faso                              226         [***]             [***]
                                                   -----------------------------
Burundi                                   257         [***]             [***]
                                                   -----------------------------
Cambodia                                  855         [***]             [***]
                                                   -----------------------------
Cameroon, United Republic of              237         [***]             [***]
                                                   -----------------------------
Canada                                    N/A         [***]             [***]
                                                   -----------------------------
Cape Verde Islands                        238         [***]             [***]
                                                   -----------------------------
Cayman Islands                            809         [***]             [***]
                                                   -----------------------------
Central African Republic                  236         [***]             [***]
                                                   -----------------------------
Chad                                      235         [***]             [***]
                                                   -----------------------------
Chile                                      56         [***]             [***]
                                                   -----------------------------
China, People's Republic of                86         [***]             [***]
                                                   -----------------------------
Christmas & Cocos Islands                 672         [***]             [***]
                                                   -----------------------------
Colombia                                   57         [***]             [***]
                                                   -----------------------------
Comoros, Fed. Islamic Rep.                269         [***]             [***]
                                                   -----------------------------

                QWEST COMMUNICATIONS PRIVILEGED AND CONFIDENTIAL      Exhibit D2

                                     ReQwest
                        SWITCHLESS RESELLER INTERNATIONAL

================================================================================
                                                        1+ (OUTBOUND) RATES
COUNTRY                                  CODE        SWITCHED        DEDICATED
                                                   =============================
Congo, Republic of                        242           [***]          [***]
                                                   -----------------------------
Cook Islands                              682           [***]          [***]
                                                   -----------------------------
Costa Rica                                506           [***]          [***]
                                                   -----------------------------
Croatia, Republic of                      385           [***]          [***]
                                                   -----------------------------
Cuba                                       53           [***]          [***]
                                                   -----------------------------
Cyprus                                    357           [***]          [***]
                                                   -----------------------------
Czech Republic                       42 / 420           [***]          [***]
                                                   -----------------------------
Denmark                                    45           [***]          [***]
                                                   -----------------------------
Diego Garcia                              246           [***]          [***]
                                                   -----------------------------
Djibouti, Republic of                     253           [***]          [***]
                                                   -----------------------------
Dominica                                  809           [***]          [***]
                                                   -----------------------------
Dominican Republic                        809           [***]          [***]
                                                   -----------------------------
Ecuador                                   593           [***]          [***]
                                                   -----------------------------
Egypt, Arab Republic of                    20           [***]          [***]
                                                   -----------------------------
El Salvador                               503           [***]          [***]
                                                   -----------------------------
Equatorial Guinea, Republic of            240           [***]          [***]
                                                   -----------------------------
Eritrea                                   291           [***]          [***]
                                                   -----------------------------
Estonia                                   372           [***]          [***]
                                                   -----------------------------
Ethiopia                                  251           [***]          [***]
                                                   -----------------------------
Faeroe Islands                            298           [***]          [***]
                                                   -----------------------------
Falkland Islands                          500           [***]          [***]
                                                   -----------------------------
Fiji Islands                              679           [***]          [***]
                                                   -----------------------------
Finland                                   358           [***]          [***]
                                                   -----------------------------
France                                     33           [***]          [***]
                                                   -----------------------------
French Antilles (Martinique)              596           [***]          [***]
                                                   -----------------------------
French Guiana                             594           [***]          [***]
                                                   -----------------------------
French Polynesia                          689           [***]          [***]
                                                   -----------------------------
Gabon Republic                            241           [***]          [***]
                                                   -----------------------------
Gambia                                    220           [***]          [***]
                                                   -----------------------------
Georgia                                   995           [***]          [***]
                                                   -----------------------------
Germany, Fed Republic of                   49           [***]          [***]
                                                   -----------------------------
Ghana                                     233           [***]          [***]
                                                   -----------------------------
Gibraltar                                 350           [***]          [***]
                                                   -----------------------------
Greece                                     30           [***]          [***]
                                                   -----------------------------
Greenland                                 299           [***]          [***]
                                                   -----------------------------
Grenada                                   809           [***]          [***]
                                                   -----------------------------
Guadeloupe                                590           [***]          [***]
                                                   -----------------------------
Guam                                      671           [***]          [***]
                                                   -----------------------------
Guantanamo Bay                           5399           [***]          [***]
                                                   -----------------------------
Guatemala                                 502           [***]          [***]
                                                   -----------------------------
Guinea, Peoples Rev. Rep.                 224           [***]          [***]
                                                   -----------------------------
Guinea-Bissau                             245           [***]          [***]
                                                   -----------------------------
Guyana                                    592           [***]          [***]
                                                   -----------------------------
Haiti                                     509           [***]          [***]
                                                   -----------------------------
Honduras                                  504           [***]          [***]
                                                   -----------------------------
Hong Kong                                 852           [***]          [***]
                                                   -----------------------------
Hungary                                    36           [***]          [***]
                                                   -----------------------------
Iceland                                   354           [***]          [***]
                                                   -----------------------------

                QWEST COMMUNICATIONS PRIVILEGED AND CONFIDENTIAL      Exhibit D2

                                     ReQwest
                        SWITCHLESS RESELLER INTERNATIONAL

================================================================================
                                                        1+ (OUTBOUND) RATES
COUNTRY                                  CODE        SWITCHED        DEDICATED
                                                   =============================
India                                      91           [***]          [***]
                                                   -----------------------------
Indonesia                                  62           [***]          [***]
                                                   -----------------------------
INMARSAT - Atlantic Ocean East            871           [***]          [***]
                                                   -----------------------------
INMARSAT - Atlantic Ocean West            874           [***]          [***]
                                                   -----------------------------
INMARSAT - Indian Ocean                   873           [***]          [***]
                                                   -----------------------------
INMARSAT - Pacific Ocean                  872           [***]          [***]
                                                   -----------------------------
Iran                                       98           [***]          [***]
                                                   -----------------------------
Iraq                                      964           [***]          [***]
                                                   -----------------------------
Ireland, Republic of                      353           [***]          [***]
                                                   -----------------------------
Iridium                                   881           [***]          [***]
                                                   -----------------------------
Israel                                    972           [***]          [***]
                                                   -----------------------------
Italy/Vatican City                         39           [***]          [***]
                                                   -----------------------------
Ivory Coast, Republic of                  225           [***]          [***]
                                                   -----------------------------
Jamaica                                   809           [***]          [***]
                                                   -----------------------------
Japan                                      81           [***]          [***]
                                                   -----------------------------
Jordan                                    962           [***]          [***]
                                                   -----------------------------
Kazakhstan                                  7           [***]          [***]
                                                   -----------------------------
Kenya, Republic of                        254           [***]          [***]
                                                   -----------------------------
Kiribati                                  686           [***]          [***]
                                                   -----------------------------
Korea, Dem. People's Rep of (North)       850           [***]          [***]
                                                   -----------------------------
Korea, Republic of (South)                 82           [***]          [***]
                                                   -----------------------------
Kuwait                                    965           [***]          [***]
                                                   -----------------------------
Kyrgyzstan/ Krygyz Rep.                     7           [***]          [***]
                                                   -----------------------------
Laos                                      856           [***]          [***]
                                                   -----------------------------
Latvia                                    371           [***]          [***]
                                                   -----------------------------
Lebanon                                   961           [***]          [***]
                                                   -----------------------------
Lesotho                                   266           [***]          [***]
                                                   -----------------------------
Liberia                                   231           [***]          [***]
                                                   -----------------------------
Libyan Arab Peoples Socialist
  Jamahiriya                              218           [***]          [***]
                                                   -----------------------------
Liechtenstein                              41           [***]          [***]
                                                   -----------------------------
Lithuania                                 370           [***]          [***]
                                                   -----------------------------
Luxembourg                                352           [***]          [***]
                                                   -----------------------------
Macau                                     853           [***]          [***]
                                                   -----------------------------
Macedonia, The Former Yugoslav
  Rep of                                  389           [***]          [***]
                                                   -----------------------------
Madagascar, Dem. Rep. of                  261           [***]          [***]
                                                   -----------------------------
Malawi                                    265           [***]          [***]
                                                   -----------------------------
Malaysia                                   60           [***]          [***]
                                                   -----------------------------
Maldives, Republic of                     960           [***]          [***]
                                                   -----------------------------
Mali Republic                             223           [***]          [***]
                                                   -----------------------------
Malta                                     356           [***]          [***]
                                                   -----------------------------
Marshall Islands                          692           [***]          [***]
                                                   -----------------------------
Mauritania, Islamic Republic of           222           [***]          [***]
                                                   -----------------------------
Mauritius                                 230           [***]          [***]
                                                   -----------------------------
Mayotte Island (Comoros)                  269           [***]          [***]
                                                   -----------------------------
Mexico                            Rate Step 1           [***]          [***]
                                                   -----------------------------
Mexico                            Rate Step 2           [***]          [***]
                                                   -----------------------------
Mexico                            Rate Step 3           [***]          [***]
                                                   -----------------------------
Mexico                            Rate Step 4           [***]          [***]
                                                   -----------------------------

                QWEST COMMUNICATIONS PRIVILEGED AND CONFIDENTIAL      Exhibit D2

                                     ReQwest
                        SWITCHLESS RESELLER INTERNATIONAL

================================================================================
                                                        1+ (OUTBOUND) RATES
COUNTRY                                  CODE        SWITCHED        DEDICATED
                                                   =============================
Mexico                                Rate Step 5       [***]          [***]
                                                   -----------------------------
Mexico                                Rate Step 6       [***]          [***]
                                                   -----------------------------
Mexico                                Rate Step 7       [***]          [***]
                                                   -----------------------------
Mexico                                Rate Step 8       [***]          [***]
                                                   -----------------------------
Micronesia, Federal States of             691           [***]          [***]
                                                   -----------------------------
Moldova                                   373           [***]          [***]
                                                   -----------------------------
Monaco                                    377           [***]          [***]
                                                   -----------------------------
Mongolian People's Republic               976           [***]          [***]
                                                   -----------------------------
Montserrat                                809           [***]          [***]
                                                   -----------------------------
Morocco                                   212           [***]          [***]
                                                   -----------------------------
Mozambique                                258           [***]          [***]
                                                   -----------------------------
Myanmar (Formerly Burma)                   95           [***]          [***]
                                                   -----------------------------
Namibia                                   264           [***]          [***]
                                                   -----------------------------
Nauru                                     674           [***]          [***]
                                                   -----------------------------
Nepal                                     977           [***]          [***]
                                                   -----------------------------
Netherlands                                31           [***]          [***]
                                                   -----------------------------
Netherlands Antilles                      599           [***]          [***]
                                                   -----------------------------
Nevis                                     809           [***]          [***]
                                                   -----------------------------
New Caledonia                             687           [***]          [***]
                                                   -----------------------------
New Zealand                                64           [***]          [***]
                                                   -----------------------------
Nicaragua                                 505           [***]          [***]
                                                   -----------------------------
Niger Republic                            227           [***]          [***]
                                                   -----------------------------
Nigeria, Federal Republic of              234           [***]          [***]
                                                   -----------------------------
Niue                                      683           [***]          [***]
                                                   -----------------------------
Norfolk Island                            672           [***]          [***]
                                                   -----------------------------
Northern Mariana Islands
  (including Saipa)                       670           [***]          [***]
                                                   -----------------------------
Norway                                     47           [***]          [***]
                                                   -----------------------------
Oman                                      968           [***]          [***]
                                                   -----------------------------
Pakistan                                   92           [***]          [***]
                                                   -----------------------------
Palau, Republic of                        680           [***]          [***]
                                                   -----------------------------
Panama, Republic of                       507           [***]          [***]
                                                   -----------------------------
Papua New Guinea                          675           [***]          [***]
                                                   -----------------------------
Paraguay                                  595           [***]          [***]
                                                   -----------------------------
Peru                                       51           [***]          [***]
                                                   -----------------------------
Philippines                                63           [***]          [***]
                                                   -----------------------------
Poland, Republic of                        48           [***]          [***]
                                                   -----------------------------
Portugal                                  351           [***]          [***]
                                                   -----------------------------
Qatar                                     974           [***]          [***]
                                                   -----------------------------
Reunion Island                            262           [***]          [***]
                                                   -----------------------------
Romania, Socialist Republic of             40           [***]          [***]
                                                   -----------------------------
Russian Federation                          7           [***]          [***]
                                                   -----------------------------
Rwanda                                    250           [***]          [***]
                                                   -----------------------------
San Marino                                378           [***]          [***]
                                                   -----------------------------
Sao Tome                                  239           [***]          [***]
                                                   -----------------------------
Saudi Arabia                              966           [***]          [***]
                                                   -----------------------------
Senegal Republic                          221           [***]          [***]
                                                   -----------------------------
Seychelles Islands                        248           [***]          [***]
                                                   -----------------------------
Sierra Leone                              232           [***]          [***]
                                                   -----------------------------


                QWEST COMMUNICATIONS PRIVILEGED AND CONFIDENTIAL      Exhibit D2

                                     ReQwest
                        SWITCHLESS RESELLER INTERNATIONAL

================================================================================
                                                        1+ (OUTBOUND) RATES
COUNTRY                                  CODE        SWITCHED        DEDICATED
                                                   =============================
Singapore, Republic of                     65          [***]          [***]
                                                   -----------------------------
Slovakia                                42 / 421       [***]          [***]
                                                   -----------------------------
Slovenia, Republic of                     386          [***]          [***]
                                                   -----------------------------
Solomon Islands                           677          [***]          [***]
                                                   -----------------------------
Somalia                                   252          [***]          [***]
                                                   -----------------------------
South Africa, Republic of                  27          [***]          [***]
                                                   -----------------------------
Spain                                      34          [***]          [***]
                                                   -----------------------------
Sri Lanka, Democratic Socialist
  Rep of                                   94          [***]          [***]
                                                   -----------------------------
St. Helena                                290          [***]          [***]
                                                   -----------------------------
St. Kitts                                 809          [***]          [***]
                                                   -----------------------------
St. Lucia                                 809          [***]          [***]
                                                   -----------------------------
St. Pierre/Miquelon                       508          [***]          [***]
                                                   -----------------------------
St. Vincent/Grenadines                    809          [***]          [***]
                                                   -----------------------------
Sudan                                     249          [***]          [***]
                                                   -----------------------------
Suriname, Republic of                     597          [***]          [***]
                                                   -----------------------------
Swaziland                                 268          [***]          [***]
                                                   -----------------------------
Sweden                                     46          [***]          [***]
                                                   -----------------------------
Switzerland                                41          [***]          [***]
                                                   -----------------------------
Syrian Arab Republic                      963          [***]          [***]
                                                   -----------------------------
Taiwan, Republic of China                 886          [***]          [***]
                                                   -----------------------------
Tajikistan                                  7          [***]          [***]
                                                   -----------------------------
Tanzania                                  255          [***]          [***]
                                                   -----------------------------
Thailand                                   66          [***]          [***]
                                                   -----------------------------
Togo Republic of                          228          [***]          [***]
                                                   -----------------------------
Tokelau                                   690          [***]          [***]
                                                   -----------------------------
Tonga Islands                             676          [***]          [***]
                                                   -----------------------------
Trinidad & Tobago, Democratic
  Rep of                               809 / 868       [***]          [***]
                                                   -----------------------------
Tunisia                                   216          [***]          [***]
                                                   -----------------------------
Turkey                                     90          [***]          [***]
                                                   -----------------------------
Turkmenistan                                7          [***]          [***]
                                                   -----------------------------
Turks & Caicos                            809          [***]          [***]
                                                   -----------------------------
Tuvalu                                    688          [***]          [***]
                                                   -----------------------------
Uganda                                    256          [***]          [***]
                                                   -----------------------------
Ukraine                                   380          [***]          [***]
                                                   -----------------------------
United Arab Emirates                      971          [***]          [***]
                                                   -----------------------------
United Kingdom                             44          [***]          [***]
                                                   -----------------------------
Uruguay                                   598          [***]          [***]
                                                   -----------------------------
Uzbekistan                                  7          [***]          [***]
                                                   -----------------------------
Vanuatu, Republic of                      678          [***]          [***]
                                                   -----------------------------
Venezuela                                  58          [***]          [***]
                                                   -----------------------------
Vietnam                                    84          [***]          [***]
                                                   -----------------------------
Wallis & Futuna Islands                   681          [***]          [***]
                                                   -----------------------------
Western Samoa                             685          [***]          [***]
                                                   -----------------------------
Yemen Arab Republic                       967          [***]          [***]
                                                   -----------------------------
Yemen Democratic Republic                 969          [***]          [***]
                                                   -----------------------------
Yugoslavia, Federal Republic
  of (including                           381          [***]          [***]
                                                   -----------------------------
Zaire, Republic of                        243          [***]          [***]
                                                   -----------------------------
Zambia                                    260          [***]          [***]
                                                   -----------------------------


                QWEST COMMUNICATIONS PRIVILEGED AND CONFIDENTIAL      Exhibit D2

                                     ReQwest
                        SWITCHLESS RESELLER INTERNATIONAL

================================================================================
                                                        1+ (OUTBOUND) RATES
COUNTRY                                  CODE        SWITCHED        DEDICATED
                                                   =============================
Zimbabwe                                  263         [***]            [***]
                                                   =============================

International (except for Mexico) billing increments: 30 seconds initial; 6 second increments
Mexico billing increments: 60 seconds initial; 60 second increments


              QWEST COMMUNICATIONS PRIVILEGED AND CONFIDENTIAL      Exhibit D2

                                     ReQwest
                        SWITCHLESS RESELLER CALLING CARD

CALLING CARD RATES

================================================================================
FROM                                         TO
                C US       A & H       Can     PR & USVI      Mex        IDDD
             ===================================================================
C US*          [***]       [***]      [***]      [***]        (2)        (3)
             -------------------------------------------------------------------
A & H          [***]       [***]      [***]      [***]        (2)        (3)
             -------------------------------------------------------------------
Can            [***]       [***]      [***]      [***]        (2)        (3)
             -------------------------------------------------------------------
PR & USVI      [***]       [***]      [***]      [***]        (2)        (3)
             -------------------------------------------------------------------
Mex             (1)         (1)        (1)        (1)         (1)        (1)
             -------------------------------------------------------------------
IDDD            (1)         (1)        (1)        (1)         (1)        (1)
================================================================================

* a $1.00 surcharge will be applied per operator assisted call originating from the Continental United States in addition to any applicable metered charges for the call.

BILLING INCREMENTS

==================================================================================================================
FROM                                                       TO
               C US              A & H             Can            PR & USVI            Mex              IDDD
              Initial/          Initial/         Initial/          Initial/          Initial/          Initial/
            Incremental       Incremental      Incremental       Incremental       Incremental       Incremental
           =======================================================================================================
C US*         [***]              [***]            [***]             [***]             [***]             [***]
           -------------------------------------------------------------------------------------------------------
A & H         [***]              [***]            [***]             [***]             [***]             [***]
           -------------------------------------------------------------------------------------------------------
Can           [***]              [***]            [***]             [***]             [***]             [***]
           -------------------------------------------------------------------------------------------------------
PR & USVI     [***]              [***]            [***]             [***]             [***]             [***]
           -------------------------------------------------------------------------------------------------------
IDDD           (1)                (1)              (1)               (1)               (1)               (1)
           -------------------------------------------------------------------------------------------------------
Mex            (1)                (1)              (1)               (1)               (1)               (1)
           -------------------------------------------------------------------------------------------------------
O/A            (1)                (1)              (1)               (1)               (1)               (1)
==================================================================================================================

Terms:      C US        Continental United States
            A & H       Alaska and Hawaii
            Can         Canada
            PR & USVI   Puerto Rico and United States Virgin Islands
            IDDD        International other than otherwise noted
            Mex         Mexico
            0/A         Operator Assisted Calls

(1) All calls from and to these areas are priced as per Qwest/LCI retail tariff.
(2) For rates for calls from the US to Mexico, refer to the Continental US to Mexico Calling Card Rate Exhibit
(3) For rates for calls from the US to International destinations, refer to the US to IDDD Rate Exhibit

US TO MEXICO CALLING CARD RATES

    ===============================
      Rate Step             Rate
                       ============
          1                 [***]
          2                 [***]
          3                 [***]
          4                 [***]
          5                 [***]
          6                 [***]
          7                 [***]
          8                 [***]
    ===============================


                QWEST COMMUNICATIONS PRIVILEGED AND CONFIDENTIAL      Exhibit D2

                                     ReQwest
              SWITCHLESS RESELLER CALLING CARD US TO INTERNATIONAL

================================================================================
                                                               CONTINENTAL US
                                                              TO INTERNATIONAL
COUNTRY                                            CODE       CALLING CARD RATE
                                                            ====================
Afghanistan                                          93            [***]
                                                            --------------------
Albania                                             355            [***]
                                                            --------------------
Algeria                                             213            [***]
                                                            --------------------
American Samoa                                      684            [***]
                                                            --------------------
Andorra                                             376            [***]
                                                            --------------------
Angola                                              244            [***]
                                                            --------------------
Anguilla                                            809            [***]
                                                            --------------------
Antarctica (Casey & Scott)                          672            [***]
                                                            --------------------
Antigua                                             809            [***]
                                                            --------------------
Argentina                                            54            [***]
                                                            --------------------
Armenia                                             374            [***]
                                                            --------------------
Aruba                                               297            [***]
                                                            --------------------
Ascension Island                                    247            [***]
                                                            --------------------
Australia                                            61            [***]
                                                            --------------------
Austria                                              43            [***]
                                                            --------------------
Azerbaijan                                          994            [***]
                                                            --------------------
Azores                                              992            [***]
                                                            --------------------
Bahamas                                             809            [***]
                                                            --------------------
Bahrain                                             973            [***]
                                                            --------------------
Bangladesh, People's Republic of                    880            [***]
                                                            --------------------
Barbados                                            809            [***]
                                                            --------------------
Belarus                                             375            [***]
                                                            --------------------
Belgium                                              32            [***]
                                                            --------------------
Belize                                              501            [***]
                                                            --------------------
Benin, People's Republic of                         229            [***]
                                                            --------------------
Bermuda                                             809            [***]
                                                            --------------------
Bhutan                                              975            [***]
                                                            --------------------
Bolivia                                             591            [***]
                                                            --------------------
Bosnia & Herzegovina, Republic of                   387            [***]
                                                            --------------------
Botswana                                            267            [***]
                                                            --------------------
Brazil                                               55            [***]
                                                            --------------------
British Virgin Islands                              809            [***]
                                                            --------------------
Brunei                                              673            [***]
                                                            --------------------
Bulgaria                                            359            [***]
                                                            --------------------
Burkina Faso                                        226            [***]
                                                            --------------------
Burundi                                             257            [***]
                                                            --------------------
Cambodia                                            855            [***]
                                                            --------------------
Cameroon, United Republic of                        237            [***]
                                                            --------------------
Cape Verde Islands                                  238            [***]
                                                            --------------------
Cayman Islands                                      809            [***]
                                                            --------------------
Central African Republic                            236            [***]
                                                            --------------------
Chad                                                235            [***]
                                                            --------------------
Chile                                                56            [***]
                                                            --------------------
China, People's Republic of                          86            [***]
                                                            --------------------
Christmas & Cocos Islands                           672            [***]
                                                            --------------------
Colombia                                             57            [***]
                                                            --------------------
Comoros, Federal Islamic Republic of                269            [***]
                                                            --------------------
Congo, Republic of                                  242            [***]
                                                            --------------------


                QWEST COMMUNICATIONS PRIVILEGED AND CONFIDENTIAL      Exhibit D2

                                     ReQwest
              SWITCHLESS RESELLER CALLING CARD US TO INTERNATIONAL

================================================================================
                                                               CONTINENTAL US
                                                              TO INTERNATIONAL
COUNTRY                                            CODE       CALLING CARD RATE
                                                            ====================
Cook Islands                                        682            [***]
                                                            --------------------
Costa Rica                                          506            [***]
                                                            --------------------
Croatia, Republic of                                385            [***]
                                                            --------------------
Cuba                                                 53            [***]
                                                            --------------------
Cyprus                                              357            [***]
                                                            --------------------
Czech Republic                                    42 / 420         [***]
                                                            --------------------
Denmark                                              45            [***]
                                                            --------------------
Diego Garcia                                        246            [***]
                                                            --------------------
Djibouti, Republic of                               253            [***]
                                                            --------------------
Dominica                                            809            [***]
                                                            --------------------
Dominican Republic                                  809            [***]
                                                            --------------------
Ecuador                                             593            [***]
                                                            --------------------
Egypt, Arab Republic of                              20            [***]
                                                            --------------------
El Salvador                                         503            [***]
                                                            --------------------
Equatorial Guinea, Republic of                      240            [***]
                                                            --------------------
Eritrea                                             291            [***]
                                                            --------------------
Estonia                                             372            [***]
                                                            --------------------
Ethiopia                                            251            [***]
                                                            --------------------
Faeroe Islands                                      298            [***]
                                                            --------------------
Falkland Islands                                    500            [***]
                                                            --------------------
Fiji Islands                                        679            [***]
                                                            --------------------
Finland                                             358            [***]
                                                            --------------------
France                                               33            [***]
                                                            --------------------
French Antilles (includes Martinique)               596            [***]
                                                            --------------------
French Guiana                                       594            [***]
                                                            --------------------
French Polynesia                                    689            [***]
                                                            --------------------
Gabon Republic                                      241            [***]
                                                            --------------------
Gambia                                              220            [***]
                                                            --------------------
Georgia                                             995            [***]
                                                            --------------------
Germany, Fed Republic of                             49            [***]
                                                            --------------------
Ghana                                               233            [***]
                                                            --------------------
Gibraltar                                           350            [***]
                                                            --------------------
Greece                                               30            [***]
                                                            --------------------
Greenland                                           299            [***]
                                                            --------------------
Grenada                                             809            [***]
                                                            --------------------
Guadeloupe                                          590            [***]
                                                            --------------------
Guam                                                671            [***]
                                                            --------------------
Guantanamo Bay                                     5399            [***]
                                                            --------------------
Guatemala                                           502            [***]
                                                            --------------------
Guinea, Peoples Rev. Rep.                           224            [***]
                                                            --------------------
Guinea-Bissau                                       245            [***]
                                                            --------------------
Guyana                                              592            [***]
                                                            --------------------
Haiti                                               509            [***]
                                                            --------------------
Honduras                                            504            [***]
                                                            --------------------
Hong Kong                                           852            [***]
                                                            --------------------
Hungary                                              36            [***]
                                                            --------------------
Iceland                                             354            [***]
                                                            --------------------
India                                                91            [***]
                                                            --------------------


                QWEST COMMUNICATIONS PRIVILEGED AND CONFIDENTIAL      Exhibit D2

                                     ReQwest
              SWITCHLESS RESELLER CALLING CARD US TO INTERNATIONAL

================================================================================
                                                               CONTINENTAL US
                                                              TO INTERNATIONAL
COUNTRY                                            CODE       CALLING CARD RATE
                                                            ====================
Indonesia                                            62            [***]
                                                            --------------------
INMARSAT - Atlantic Ocean East                      871            [***]
                                                            --------------------
INMARSAT - Atlantic Ocean West                      874            [***]
                                                            --------------------
INMARSAT - Indian Ocean                             873            [***]
                                                            --------------------
INMARSAT - Pacific Ocean                            872            [***]
                                                            --------------------
Iran                                                 98            [***]
                                                            --------------------
Iraq                                                964            [***]
                                                            --------------------
Ireland, Republic of                                353            [***]
                                                            --------------------
Iridium                                             881            [***]
                                                            --------------------
Israel                                              972            [***]
                                                            --------------------
Italy                                                39            [***]
                                                            --------------------
Ivory Coast, Republic of                            225            [***]
                                                            --------------------
Jamaica                                             809            [***]
                                                            --------------------
Japan                                                81            [***]
                                                            --------------------
Jordan                                              962            [***]
                                                            --------------------
Kazakhstan                                            7            [***]
                                                            --------------------
Kenya, Republic of                                  254            [***]
                                                            --------------------
Kiribati                                            686            [***]
                                                            --------------------
Korea, Dem. People's Rep of (North)                 850            [***]
                                                            --------------------
Korea, Republic of (South)                           82            [***]
                                                            --------------------
Kuwait                                              965            [***]
                                                            --------------------
Kyrgyzstan/ Krygyz Republic                           7            [***]
                                                            --------------------
Laos                                                856            [***]
                                                            --------------------
Latvia                                              371            [***]
                                                            --------------------
Lebanon                                             961            [***]
                                                            --------------------
Lesotho                                             266            [***]
                                                            --------------------
Liberia                                             231            [***]
                                                            --------------------
Libyan Arab Peoples Socialist Jamahiriya            218            [***]
                                                            --------------------
Liechtenstein                                        41            [***]
                                                            --------------------
Lithuania                                           370            [***]
                                                            --------------------
Luxembourg                                          352            [***]
                                                            --------------------
Macau                                               853            [***]
                                                            --------------------
Macedonia, The Former Yugoslav Rep of               389            [***]
                                                            --------------------
Madagascar, Democratic Republic of                  261            [***]
                                                            --------------------
Malawi                                              265            [***]
                                                            --------------------
Malaysia                                             60            [***]
                                                            --------------------
Maldives, Republic of                               960            [***]
                                                            --------------------
Mali Republic                                       223            [***]
                                                            --------------------
Malta                                               356            [***]
                                                            --------------------
Marshall Islands                                    692            [***]
                                                            --------------------
Mauritania, Islamic Republic of                     222            [***]
                                                            --------------------
Mauritius                                           230            [***]
                                                            --------------------
Mayotte Island (and Comoros)                        269            [***]
                                                            --------------------
Micronesia, Federal States of                       691            [***]
                                                            --------------------
Moldova                                             373            [***]
                                                            --------------------
Monaco                                              377            [***]
                                                            --------------------
Mongolian People's Republic                         976            [***]
                                                            --------------------
Montserrat                                          809            [***]
                                                            --------------------


                QWEST COMMUNICATIONS PRIVILEGED AND CONFIDENTIAL      Exhibit D2

                                     ReQwest
              SWITCHLESS RESELLER CALLING CARD US TO INTERNATIONAL

================================================================================
                                                               CONTINENTAL US
                                                              TO INTERNATIONAL
COUNTRY                                            CODE       CALLING CARD RATE
                                                            ====================
Morocco                                             212            [***]
                                                            --------------------
Mozambique                                          258            [***]
                                                            --------------------
Myanmar (Formerly Burma)                             95            [***]
                                                            --------------------
Namibia                                             264            [***]
                                                            --------------------
Nauru                                               674            [***]
                                                            --------------------
Nepal                                               977            [***]
                                                            --------------------
Netherlands                                          31            [***]
                                                            --------------------
Netherlands Antilles                                599            [***]
                                                            --------------------
Nevis                                               809            [***]
                                                            --------------------
New Caledonia                                       687            [***]
                                                            --------------------
New Zealand                                          64            [***]
                                                            --------------------
Nicaragua                                           505            [***]
                                                            --------------------
Niger Republic                                      227            [***]
                                                            --------------------
Nigeria, Federal Republic of                        234            [***]
                                                            --------------------
Niue                                                683            [***]
                                                            --------------------
Norfolk Island                                      672            [***]
                                                            --------------------
Northern Mariana Islands (including Saipa           670            [***]
                                                            --------------------
Norway                                               47            [***]
                                                            --------------------
Oman                                                968            [***]
                                                            --------------------
Pakistan                                             92            [***]
                                                            --------------------
Palau, Republic of                                  680            [***]
                                                            --------------------
Panama, Republic of                                 507            [***]
                                                            --------------------
Papua New Guinea                                    675            [***]
                                                            --------------------
Paraguay                                            595            [***]
                                                            --------------------
Peru                                                 51            [***]
                                                            --------------------
Philippines                                          63            [***]
                                                            --------------------
Poland, Republic of                                  48            [***]
                                                            --------------------
Portugal                                            351            [***]
                                                            --------------------
Qatar                                               974            [***]
                                                            --------------------
Reunion Island                                      262            [***]
                                                            --------------------
Romania, Socialist Republic of                       40            [***]
                                                            --------------------
Russian Federation                                    7            [***]
                                                            --------------------
Rwanda                                              250            [***]
                                                            --------------------
San Marino                                          378            [***]
                                                            --------------------
Sao Tome                                            239            [***]
                                                            --------------------
Saudi Arabia                                        966            [***]
                                                            --------------------
Senegal Republic                                    221            [***]
                                                            --------------------
Seychelles Islands                                  248            [***]
                                                            --------------------
Sierra Leone                                        232            [***]
                                                            --------------------
Singapore, Republic of                               65            [***]
                                                            --------------------
Slovakia                                          42 / 421         [***]
                                                            --------------------
Slovenia, Republic of                               386            [***]
                                                            --------------------
Solomon Islands                                     677            [***]
                                                            --------------------
Somalia                                             252            [***]
                                                            --------------------
South Africa, Republic of                            27            [***]
                                                            --------------------
Spain                                                34            [***]
                                                            --------------------
Sri Lanka, Democratic Socialist Rep of               94            [***]
                                                            --------------------
St. Helena                                          290            [***]
                                                            --------------------


                QWEST COMMUNICATIONS PRIVILEGED AND CONFIDENTIAL      Exhibit D2

                                     ReQwest
              SWITCHLESS RESELLER CALLING CARD US TO INTERNATIONAL

================================================================================
                                                               CONTINENTAL US
                                                              TO INTERNATIONAL
COUNTRY                                            CODE       CALLING CARD RATE
                                                            ====================
St. Kitts                                           809            [***]
                                                            --------------------
St. Lucia                                           809            [***]
                                                            --------------------
St. Pierre/Miquelon                                 508            [***]
                                                            --------------------
St. Vincent/Grenadines                              809            [***]
                                                            --------------------
Sudan                                               249            [***]
                                                            --------------------
Suriname, Republic of                               597            [***]
                                                            --------------------
Swaziland                                           268            [***]
                                                            --------------------
Sweden                                               46            [***]
                                                            --------------------
Switzerland                                          41            [***]
                                                            --------------------
Syrian Arab Republic                                963            [***]
                                                            --------------------
Taiwan, Republic of China                           886            [***]
                                                            --------------------
Tajikistan                                            7            [***]
                                                            --------------------
Tanzania                                            255            [***]
                                                            --------------------
Thailand                                             66            [***]
                                                            --------------------
Togo, Republic of                                   228            [***]
                                                            --------------------
Tokelau                                             690            [***]
                                                            --------------------
Tonga Islands                                       676            [***]
                                                            --------------------
Trinidad & Tobago, Democratic Rep of             809 / 868         [***]
                                                            --------------------
Tunisia                                             216            [***]
                                                            --------------------
Turkey                                               90            [***]
                                                            --------------------
Turkmenistan                                          7            [***]
                                                            --------------------
Turks & Caicos                                      809            [***]
                                                            --------------------
Tuvalu                                              688            [***]
                                                            --------------------
Uganda                                              256            [***]
                                                            --------------------
Ukraine                                             380            [***]
                                                            --------------------
United Arab Emirates                                971            [***]
                                                            --------------------
United Kingdom                                       44            [***]
                                                            --------------------
Uruguay                                             598            [***]
                                                            --------------------
Uzbekistan                                            7            [***]
                                                            --------------------
Vanuatu, Republic of                                678            [***]
                                                            --------------------
Vatican City                                         39            [***]
                                                            --------------------
Venezuela                                            58            [***]
                                                            --------------------
Vietnam                                              84            [***]
                                                            --------------------
Wallis & Futuna Islands                             681            [***]
                                                            --------------------
Western Samoa                                       685            [***]
                                                            --------------------
Yemen Arab Republic                                 967            [***]
                                                            --------------------
Yemen Democratic Republic                           969            [***]
                                                            --------------------
Yugoslavia, Federal Republic of (including          381            [***]
                                                            --------------------
Zaire, Republic of                                  243            [***]
                                                            --------------------
Zambia                                              260            [***]
                                                            --------------------
Zimbabwe                                            263            [***]
================================================================================


                QWEST COMMUNICATIONS PRIVILEGED AND CONFIDENTIAL      Exhibit D2

                                     ReQwest
              SWITCHLESS RESELLER CALLING CARD US TO INTERNATIONAL

=====================================================================================================================
Originating Features                                                                  NRC               MRC
1)    Extended call Coverage Option 1 - Allows calls to come                         [***]             [***]
      from Alaska and Hawaii.

2)    Extended Call Coverage Option 2 - Allows calls to come                         [***]             [***]
      from Puerto Rico and us Virgin Islands.

3)    Canadian Origination - Allows calls to come from Canada                        [***]             [***]
      (choose any or all area codes).

4)    Tailored Call Coverage - Allows the 800 service number to                      [***]             [***]
      block calls from any number of states or domestic area codes.
      Blocking can be done by state or NPA. Limited to 29 exchanges for NPA-NXX blocking.
=====================================================================================================================
Routing Features
1)    Day of week Routing - Calls to a single 800 number can be                      [***]             [***]
      routed to different terminating locations based on the day                  (per Order)    (per Arrangement)
      of the week. Divides weeks into three groups of days for
      routing: Monday - Friday, Saturday, Sunday.

2)    Holiday Routing - Routes calls placed on an 800 number to                      [***]             [***]
      different terminating locations on any of the following                      (per Order)   (per Arrangement)
      holidays: New Years Day, Martin Luther King Day, Labor
      Day, Ash Wednesday, Good Friday, Passover, Easter,
      Memorial Day, Independence Day, Rosh Hashanah,
      Columbus Day, Thanksgiving, day after Thanksgiving,
      Hanukkah, Christmas, Christmas Eve, Yom Kippur.

3)    Time of Day Routing - Routes calls placed on an 800                            [***]             [***]
      number to different terminating locations based on any of                    (per Order)   (per Arrangement)
      the following time of day slots: 7:00 - 7:59 am, 8:00 - 8:59 am, 9:00 - 11:59 am, 12:00 - 3:59 pm, 4:00 - 4:59 pm, 5:00 -
      5:59 pm, 6:00 - 11:50 pm, 12:00 midnight - 6:59 am.

4)    Percentage Allocation Routing - Routes calls placed on an                      [***]             [***]
      800 number to up to 8 different terminating locations based                 (per Order)    (per Arrangement)
      on whole number percentages that add up to 100 percent.
=====================================================================================================================
Terminating Features
1)    Direct Termination Overflow - Allows a dedicated access line                   [***]             [***]
      customer to control potential congestion of calls placed on                 (per Order)    (per Arrangement)
      an 800 number by sending overflow calls to another 800 trunk group, WATS access line, dedicated access line, or business line.

2)    Dialed Number Identification - Allows a dedicated access                       [***]             [***]
      customer to receive calls from multiple 800 numbers on the                  (per Order)    (per Arrangement)
      same terminating trunk group by sending special
      identification digits along with the 800 call to the customer site. Customer must have proper equipment to receive.

3)    Real Time ANI - Allows a dedicated customer to receive the                     [***]             [***]
      ANI of the calling party if the call originates from an equal             (per Trk Grp)      (per Trk Grp)
      access end office. Currently provided via in-band signalling.
      Terminating equipment must accept FGD signalling.
=====================================================================================================================


                QWEST COMMUNICATIONS PRIVILEGED AND CONFIDENTIAL      Exhibit D2

                                    EXHIBIT G
               PRIVATE LINE SERVICE DESCRIPTION AND RATE SCHEDULE

SERVICES TO BE PROVIDED BY QWEST

Private Line Services and related telecommunications capacity, and related ancillary services (the "Facility" or "Facilities") available from Qwest are identified in the Service and Pricing Schedule attached hereto as "Schedule A", which is incorporated by this reference (the "Service and Pricing Schedule"). Facilities requested by Customer shall be requested on Qwest's service order forms in effect from time to time (hereafter, any such order is a "Service Order(s)"). Each Service Order shall reference this Exhibit and shall become a part of this Exhibit when executed by a duly authorized representative of Qwest. Qwest reserves the right to reject any Service Order. Upon acceptance by Qwest of a duly executed Service Order during the Term (as hereinafter defined) of this Exhibit, Qwest shall provide to Customer those Facilities identified in the Service Order. Customer acknowledges that Qwest has no ability to independently test or maintain Facilities between two off net cities. Consequently, if Qwest provides such Facilities, then notwithstanding anything in this Exhibit to the contrary, Qwest's entire duty with respect to such Facilities shall be to use its best efforts to test and maintain such Facilities in accordance with Qwest's Specifications.

OBLIGATIONS OF CUSTOMER

Customer shall perform those duties outlined in the Service and Pricing Schedule in addition to those described herein and in any Service Order(s). Customer shall have sole responsibility for installation, testing and operation of the Interconnection Facilities (as hereinafter defined in the Service and Pricing Schedule), and any services and equipment other than those Facilities specifically provided by Qwest under this Exhibit.

TERM

Notwithstanding anything to the contrary in this Section if the Facility Minimum Service Term (as set forth in the Service and Pricing Schedule) for a Facility or Facilities extends beyond the expiration of the Term of this Exhibit, then this Exhibit shall continue in effect until the expiration or termination of the applicable Facility Minimum Service Term, but only as to the Facility or Facilities so affected, and subject to the termination rights of Qwest and Customer under this Exhibit.

CHARGES AND PAYMENT

Charges for the Facilities shall be determined according to the Service and Pricing Schedule except as is otherwise specifically provided in this Exhibit. Recurring charges shall be invoiced by Qwest on a monthly basis in advance and non-recurring charges shall be invoiced in arrears. If the Start of Service Date (as defined in the Service and Pricing Schedule) for any Facility falls on other than the first day of any month, the first invoice to Customer shall consist of:
(1) the pro-rata portion of the applicable monthly charge covering the period from the Start of Service Date to the first day of the subsequent month, and (2) the monthly charge for the following month.


                                        1
                       QWEST CONFIDENTIAL AND PROPRIETARY

                                    EXHIBIT G
               PRIVATE LINE SERVICE DESCRIPTION AND RATE SCHEDULE

                                   SCHEDULE A
                                       TO
                        PRIVATE LINE SERVICE DESCRIPTION

                          SERVICE AND PRICING SCHEDULE

1. QWEST SERVICES:

1.1 During the Term of the Exhibit, Qwest will provide to Customer the Facility or Facilities requested by Customer in a Service Order accepted by Qwest.

1.2 Upon acceptance of a Service Order, Qwest shall notify Customer of its target date for the delivery of each Facility (the "Estimated Availability Date"). Any Estimated Availability Date given by Qwest to Customer shall be subject to Qwest's standard and expedited interval guidelines, as amended by Qwest from time to time. Qwest shall use reasonable efforts to install each such Facility on or before the Estimated Availability Date, but the inability of Qwest to deliver a Facility by such date shall not be a Default under this Exhibit. If Qwest fails to make any Facility available within ninety (90) days after acceptance by Qwest of the Service Order with respect to such Facility (or such greater time as is set forth in the interval guidelines), Customer's sole remedy shall be to cancel the Service Order which pertains to such Facility by ten (10) calendar days prior written notice to Qwest, as is set forth in Section
8.3 of the Exhibit.

1.3 At each end of the city pairs (the "City Pairs") on which Customer orders Facilities, Qwest shall provide appropriate equipment in its terminal locations necessary to connect the Facilities to Customer's Interconnection Facilities (as defined in Section 1.4 of this Service and Pricing Schedule). If Customer desires to install its own equipment in one or more of Qwest's terminals, and Qwest, in its sole discretion, agrees to such installation, the parties shall execute the Collocation Exhibit.

1.4 Customer agrees that Customer's Interconnection Facilities shall connect to the Facilities provided by Qwest hereunder at the network interface points located in the Qwest terminals and defined in the Specifications (as defined in Section 2.1 of this Service and Pricing Schedule). As used herein, the term "Interconnection Facilities" shall mean transmission capacity provided by Customer or its third party supplier to extend the Facilities provided by Qwest from a Qwest terminal to any other location (e.g., a local access telephone service provided by a local telephone company).

1.5 For DS-3 Facilities and above, Qwest shall use reasonable efforts to order Interconnection Facilities on behalf of Customer from Customer's designated supplier, provided that Customer furnishes Qwest with an acceptable letter of agency. Customer shall be billed directly by the supplier of such Interconnection Facilities, and shall hold harmless and indemnify Qwest from any loss or liability incurred by Qwest as a result of Qwest's ordering Interconnection Facilities from any third party. Customer may, at its election, but subject to Qwest's prior written approval, order its own Interconnection Facilities. If any party other than Qwest provides Interconnection Facilities, then unavailability, incompatibility, delay in installation, or other Impairment of Interconnection Facilities shall not excuse Customer's obligation to pay Qwest all Rates or charges applicable to the Facilities, whether or not such Facilities are useable by Customer.

2. START OF SERVICES:

2.1 Start of service for each Facility (the "Start of Service Date") shall begin on the date on which Customer accepts delivery of such Facility. If Customer fails to give written notice that the Facility is in material non-compliance with the applicable standard Qwest network specifications, as modified from time to time by Qwest (the "Specifications") within five (5) business days after notification to Customer by Qwest that the Facility is available, Customer shall be deemed to have accepted such Facility, and the Start of Service Date shall commence as of the fifth day following such notification by Qwest. Following notice by Customer of material non-compliance as set forth above, Qwest shall promptly take such reasonable action


                                       2
                       QWEST CONFIDENTIAL AND PROPRIETARY

                                    EXHIBIT G
               PRIVATE LINE SERVICE DESCRIPTION AND RATE SCHEDULE

as is necessary to correct any such non-compliance in the Facility and shall, upon correction, notify Customer of a new Start of Service Date.

2.2 Notwithstanding anything in Section 2.1 of this Service and Pricing Schedule to the contrary, Customer may delay the Start of Service Date for any Facility for up to thirty (30) days from Qwest's Estimated Availability Date by written notice to Qwest at least three (3) business days prior to any applicable Estimated Availability Date.

3. RATES:

3.1 Except as otherwise provided in a Special Rate Exhibit attached to the Agreement, Qwest shall provide the Facilities at the rates (the "Rates ") set forth in this Section 3 (exclusive of all sales, use, commercial or other taxes or license fees) and as shown on the Circuit Listing attached as Schedule A-1 to this Service and Pricing Schedule. The Rates for the Facilities apply- to the Inter-Office Channel ("IOC") of the On-Net circuit specified from the nearest originating Qwest owned Point of Presence ("POP") to the nearest terminating Qwest owned POP. Customer shall be responsible for all interconnection costs from the customer location indicated by the Originating NPA/NXX and the Terminating NPA/NXX to the corresponding Qwest owned POP. A circuit shall be considered "On-Net" when a dedicated leased line JOG circuit is provisioned (i) entirely between two Qwest owned Domestic U.S. POPs lying on Qwest owned fiber optic lines, and (ii) utilizes only Qwest owned fiber optic lines. The Rates vary depending on whether the Facilities are DS-I or DS-3 or OC-n. The Rates, Monthly Recurring Charges ("MRCs") and Non-Recurring Charges ("NRCs") for Qwest On-Net Domestic US dedicated leased line service are as follows:

      (a)   DS-I Facilities Rates for IXC:

            (i) Base IXC Rates: To be determined by Qwest on a case-by-case basis, subject to availability from Qwest.

            (ii) DS-1 Monthly Recurring Charges:
                 Minimum charge per DS-1 per month: [***]

            (iii) DS-1 Non-Recurring Charges:
                  [***] installation charge per DS-1 for all services and equipment.

      (b)   DS-3 Facilities Rates for IXC:

            (i) Base IXC Rates: To be determined by Qwest on a case-by-case basis, subject to availability from Qwest.

            (ii)  DS-3 Monthly Recurring Charges:
                  Minimum charges per DS-3 per month: [***]

            (iii) DS-3 Non-Recurring Charges:
                  [***] installation charge per DS-3 for all services and equipment.

      (c)   OC-n Facilities Rates for IXC:

            (i) Base IXC Rates: To be determined by Qwest on a case-by-case basis, subject to availability from Qwest.


                                        3
                       QWEST CONFIDENTIAL AND PROPRIETARY

                                    EXHIBIT G
               PRIVATE LINE SERVICE DESCRIPTION AND RATE SCHEDULE

            (ii)  OC-n Monthly Recurring Charges:
                  Minimum charges per OC-n per month:

            Facility          Minimum MRC
            --------          -----------
            OC-3              [***]
            OC-12             [***]
            OC-48             To be determined by Qwest on a case-by-case basis,
                              subject to availability from Qwest.

            (iii) OC-n Non-Recurring Charges:
                  Installation charge per OC-n for all services and equipment:

            Facility          Minimum NRC
            --------          -----------
            OC-3              [***]
            OC-12             [***]
            OC-48             To be determined by Qwest on a case-by-case basis,
                              subject to availability from Qwest.

      (d)   Other Charges:

            In addition to the foregoing Facilities Rates for DS-1, DS-3 and OC-n Facilities for IXC, Customer shall pay to Qwest the following additional charges, as applicable, including any and all recurring charges imposed on Qwest for the handling of calls under this agreement:

            (i)   Other Monthly Recurring Charges:

      o      Channel Bank                      each [***] per month

      o      DS-1 cross-connect charges:       each [***] month plus any
                                               pass-through charges.

      o      DS-3 cross-connect charges:       each [***] Cross-connect
                                               charges: to another CAPS provider
                                               [***] each.

      o      LTR charges:                      charges incurred by LECs will be
                                               passed through to Customer to be
                                               paid by Customer.

            (ii)  Other Non-Recurring Charges:

      o     Expedited Order Charges:           [***] each.

      o     DACs rearrangements:               each [***] per DS-1

      o     Channel Bank                       each [***] installation

      o     DS-1 cross-connect charges:        each [***] installation plus
                                               any pass-through charges.

      o     Change of order cross-connect
            charges:                           [***] each DS-3, [***] each
                                               DS-1

      o     Pre-engineering cancellation
            cross-connect:                     [***] each DS-3, [***] each
                                               DS-1

      o     Post-engineering cancellation
            of cross-connect:                  [***] each DS-3, [***] each
                                               DS-1

3.2 Qwest reserves the right, upon thirty (30) days prior written notice to Customer, to modify any of the Rates or charges described in this Service and Pricing Schedule applicable to any Facility or Facilities. Upon receipt of written notice of such election, Customer may terminate the portion of the Service Order or Service Orders which pertain to such Facility or Facilities by delivering written notice of termination to Qwest within ten (10) days of the date of the written notice of increase. If written notice of termination


                                        4
                       QWEST CONFIDENTIAL AND PROPRIETARY

                                    EXHIBIT G
               PRIVATE LINE SERVICE DESCRIPTION AND RATE SCHEDULE

from Customer is not received within such ten (10) day period, Customer will be deemed to have consented to the increase.

4. FACILITY MINIMUM SERVICE TERM:

4.1 Customer acknowledges that the Rates and charges described in Section 3 of this Service and Pricing Schedule are based on the commitment of Customer to utilize the Facilities for a specified minimum period of time. Therefore, notwithstanding anything in this Exhibit to the contrary, Customer shall be liable for and shall pay to Qwest all Rates, fees and charges which accrue under this Exhibit for each Facility for the entire Facility Minimum Service Term (as defined in Section 4.2 of this Service and Pricing Schedule) applicable to each such Facility, regardless of whether or not Customer utilizes all or any part of such Facility during all or any part of the Facility Minimum Service Term applicable to such Facility, except as is set forth in Section 4.3 of this Service and Pricing Schedule.

4.2 The "Facility Minimum Service Term" for each Facility, is defined as follows:

(a)   Twelve (12) months from Start of Service Date for DS-1 Facilities.

(b)   Twelve (12) months from Start of Service Date for DS-3 Facilities.

(c) Thirty-six (36) months from Start of Service Date for OC-3 and above Facilities.

4.3 Notwithstanding anything in this Exhibit to the contrary, Customer's obligation to pay all Rates, fees and charges, which accrue under this Exhibit for each Facility for the entire Facility Minimum Service Term applicable to each such Facility, as well as any applicable Monthly Revenue Commitment (as defined herein), shall terminate, as each such Facility, if this Exhibit is terminated during the Minimum Service Term which pertains to each such Facility:
(a) by Customer, pursuant to Section 10 (B) of the Agreement, following a Default by Qwest or an material increase in prices; or (b) by Qwest, pursuant to
Section 10(a)(1) of the Agreement, if Qwest terminates this Exhibit because Qwest loses any required permits, or if Qwest otherwise terminates the Facility during Minimum Service Term for convenience and not due to a Default by Customer. UPON TERMINATION OF THIS AGREEMENT FOR ANY OTHER REASON, THE TOTAL OF ALL CHARGES REFERRED TO IN THIS SECTION 4 SHALL BE AT ONCE DUE AND PAYABLE, REGARDLESS OF WHETHER OR NOT ALL OF THE FACILITIES MINIMUM SERVICE TERMS HAVE EXPIRED, AND MAY BE COLLECTED BY QWEST FROM CUSTOMER AS A SINGLE AMOUNT.

5. OUTAGE CREDITS:

5.1 Customer acknowledges the possibility of an unscheduled, continuous and/or interrupted period of time when a Facility or Facilities are "unavailable" (as defined in the Specifications) (hereafter an "Outage"). In the event of an Outage, Customer shall be entitled to a credit (the "Outage Credit") determined according to the following formula:

Outage Credit = (Hours of Outage - 2 hours)/720 hours x Total Monthly Charge of Affected Facility

5.2 The Outage Credit shall apply to the charges for the total mileage between end terminals of any Facility affected by an Outage; provided, however, that if any portion of the affected Facility remains beneficially used or useable by Customer between any intermediate terminals (where Customer has installed drop and insert capability) or end terminals, the Outage Credit shall not apply to that pro-rata portion of the mileage. The length of each Outage shall be calculated in hours and shall include fractional portions thereof. An Outage shall be deemed to have commenced upon verifiable notification thereof by Customer to Qwest, or, when indicated by network control information actually known to Qwest network personnel, whichever is earlier. Each Outage shall be deemed to terminate upon restoration of the affected Facility as evidenced by


                                        5
                       QWEST CONFIDENTIAL AND PROPRIETARY

                                    EXHIBIT G
               PRIVATE LINE SERVICE DESCRIPTION AND RATE SCHEDULE

appropriate network tests by Qwest. Qwest shall give notice to Customer of any scheduled outage as early as is practicable, and a scheduled outage shall under no circumstance be viewed as an Outage hereunder.

5.3 Outage Credits shall not be granted if the malfunction of any end-to-end circuit is due to an Outage or other Defect occurring in Customer's Interconnection Facilities.

5.4 All Outage Credits shall be credited on the next monthly invoice for the affected Facility after receipt of Customer's request for credit. The total of all Outage Credits applicable to or accruing in any given month shall not exceed the amount payable by Customer to Qwest for that same month for such Facility.

5.5 The Outage Credit described in this Section 5 of this Service and Pricing Schedule shall be the sole and exclusive remedy of Customer in the event of any Outage, and under no circumstance shall an outage be deemed a Default under this Exhibit.


                                        6
                       QWEST CONFIDENTIAL AND PROPRIETARY

                                    EXHIBIT G
               PRIVATE LINE SERVICE DESCRIPTION AND RATE SCHEDULE

                                  Schedule A-1
                                 Circuit Listing

                 (See Attached Schedule Report or Service Order)
   (If the above is not present, waiting on Customer to send Service order.)


                                        1
                       QWEST CONFIDENTIAL AND PROPRIETARY

                                    EXHIBIT G
               PRIVATE LINE SERVICE DESCRIPTION AND RATE SCHEDULE

                           Schedule A-2 to Schedule A
                                       To
                Qwest Communications Private Line Service Exhibit

                            TECHNICAL SPECIFICATIONS

1. Interconnect Specifications:

1.1 The customer interconnection point of DS-1 & DS-3 signals at the Qwest (SPT) location will be at an industry standard (DSX-1) & (DSX-3) digital cross-connect panels and will be referred to as Qwest Network Interface in this document.

1.2 The DS-1 & DS-3 signals terminating at the Qwest digital cross-connect panels will meet the electrical specifications as defined in AT&T Compatibility Bulletin (CB) No. 119, Issue 3, October, 1979.

1.3 The Qwest Digital Network will be compatible with the Bell System hierarchical clock synchronization methods and stratum levels as described in Bellcore Technical Advisory (GR436-Core).

1.4 Customer equipment must also meet the interconnect specifications listed above and shall comply with jitter requirements of AT&T Technical Reference PUB 63411.

2. Performance Objectives:

2.1 DS1, D53, OC-3, OC-12, OC-48, OC-3c, OC-12c, and OC-48c circuit performance will be measured using two parameters: Availability and Error-Free Seconds.

      The following assumptions apply to the derived data:

      o     The circuits originate and terminate on the SONET OC-48 backbone

      o     High speed protection switching: 1 for N, where N=2

      o     MTTR for SONET equipment: 2 hours

      o     MTTR for fiber optic cable: 12 hours (Bellcore Standard)

      o     Cable cut rate: 4.39 /year/1,000 sheath miles (Bellcore Standard)

The system includes three (3) DCS in Los Angeles, Sacramento, and San Jose (although not all circuits are routed through the DCS, they are included in all the calculations)

2.2 Availability is a measure of the relative amount of time during which the circuit is available for use. According to CCITT and ANSI definitions, unavailability begins when the Bit Error Ratio (BER) in each second is worse than 1.0 E-3 for a period of 10 consecutive seconds.

Inter Office Channel (IOC): An Inter Office Channel refers to the Qwest Communications network between the points of presence (POP).

Optical Carrier level 1 (OC-1): The optical signal that results from an optical conversion of an electrical STS-1 signal (51.840 Mb/s). This signal forms the basis of the interface.

OC-3: Optical Carrier level 3 signal operating at 155.520 Mb/s.

OC-12: Optical Carrier level 12 signal transmitting at 622.080 Mb/s.


                                        1
                       QWEST CONFIDENTIAL AND PROPRIETARY

                                    EXHIBIT G
               PRIVATE LINE SERVICE DESCRIPTION AND RATE SCHEDULE

OC-48: Optical Carrier level 48 signal transmitting at 2488.32 Mb/s.

Point of Presence (POP): A physical location where a long distance carrier terminates lines before connecting to the local exchange carrier, another carrier, or directly to a customer.

2.3 The availability objective for all circuits between Qwest Network Interface points specified above is to provide performance levels over a 12 month period as follows:

---------------------------------------------------
V&H Miles            DS1, DS3, OC-3, OC-12, OC-48,
                     OC-3c, OC-12c, and OC-48c
---------------------------------------------------
 0-2500                        99.999%
---------------------------------------------------
2501-4000                      99.998%
---------------------------------------------------

            This excludes any customer provided access links to the Qwest digital network.

2.4 Outages attributable to incidental damage to or severage of outside fiber optic cable plant, or scheduled maintenance is excluded from the performance objective stated above.

2.5 Error-Free Seconds (EFS) and Error Seconds (ES) are the primary measure of error performance. An Error-Free Second is defined as any second in which no bit errors are received. Conversely, an Error Second is any second in which one or more bit errors are received.

3. SONET: Synchronous Optical Network is a family of optical transmission rates and interface standards allowing internetworking of products from different vendors. Base optical rate is 51.840 Mb/s. Higher rates are direct multiples.

SONET Transport: Facilities associated with carrying OC-1 or higher level signals.

Synchronous Transport Signal level 1 (STS-1): The basic logical building block electrical signal with a rate of 51.840 Mb/s.

Synchronous Transport Signal level N (STS-N): This electrical signal is obtained by byte interleaving N STS-1 signals together. The rate of the STS-N is N times 51.840 Mb/s.

Terminating Multiplex(TM): Provides the multiplex functions for multiplexing and demultiplexing between the DS1 or higher signal level and the SONET OC-N level.

4. Acceptance Criteria. The acceptance criteria for DS1, DS3, OC-3, OC-12, OC-48, OC-3c, OC-12c, and OC-48c circuits between Qwest Network Interface points is to provide the performance levels shown below during a 60 minute test period. If no errors are observed during the first 15 minutes of the test, the facility may be considered acceptable. Access connections to customer location will be tested in accordance with Bell Publication 62508.

o The tables below are based on QCC owned fiber optic network only and on the Bellcore Specifications of the SONET delivery of DS1, DS3, OC-3, OC-12, OC-48, OC-3c, OC-12c, and OC-48c directly off the SONET Backbone.

o If the DS1, DS3, OC-3, OC-12, OC-48, OC-3c, OC-12c, and OC-48c service is delivered at the STS1 level then the general performance objectives fall into the industry standard.

DS1, DS3


                                        2
                       QWEST CONFIDENTIAL AND PROPRIETARY

                                    EXHIBIT G
               PRIVATE LINE SERVICE DESCRIPTION AND RATE SCHEDULE

The table below defines the general performance objectives for DS1 service operating at 1.544 Mb/s, and the general performance objectives for DS3 service operating at 45 Mb/s.

         -------------------------------------------------------------
              V&H Miles                  EFS               BER
         -------------------------------------------------------------
                0 - 250                99.988%            10-15
         -------------------------------------------------------------
              251 - 500                99.983%            10-15
         -------------------------------------------------------------
              501 - 1000               99.971%            10-15
         -------------------------------------------------------------
             1001 - 1500               99.959%            10-15
         -------------------------------------------------------------
             1501 - 2000               99.948%            10-15
         -------------------------------------------------------------
             2001 - 2500               99.936%            10-15
         -------------------------------------------------------------
             2501 - 3000               99.925%            10-15
         -------------------------------------------------------------
             3001 - 3500               99.913%            10-15
         -------------------------------------------------------------
             3501 - 4000               99.902%            10-15
         -------------------------------------------------------------

OC-3, 12, 48; OC-3c, 12c, 48c

The table below defines the general performance objectives for OC-3, OC-12, OC-48, OC-3c, OC-12c, and OC-48c.

         -------------------------------------------------------------
              V&H Miles                  EFS               BER
         -------------------------------------------------------------
                0 - 250                99.989%            10-15
         -------------------------------------------------------------
              251 - 500                99.984%            10-15
         -------------------------------------------------------------
              501 - 1000               99.974%            10-15
         -------------------------------------------------------------
             1001 - 1500               99.964%            10-15
         -------------------------------------------------------------
             1501 - 2000               99.954%            10-15
         -------------------------------------------------------------
             2001 - 2500               99.944%            10-15
         -------------------------------------------------------------
             2501 - 3000               99.933%            10-15
         -------------------------------------------------------------
             3000 - 3500               99.923%            10-15
         -------------------------------------------------------------


                                        3
                       QWEST CONFIDENTIAL AND PROPRIETARY

                                    EXHIBIT G
               PRIVATE LINE SERVICE DESCRIPTION AND RATE SCHEDULE

         -------------------------------------------------------------
              V&H Miles                  EFS               BER
         -------------------------------------------------------------
              3501-4000                99.913%            10-15
         -------------------------------------------------------------


                                        4
                       QWEST CONFIDENTIAL AND PROPRIETARY

                                   EXHIBIT J1
               ReQwest(SM) FRAME RELAY SERVICE DESCRIPTION EXHIBIT
                          WHOLESALE SERVICES AGREEMENT

Service Description: ReQwest(SM) Frame Relay service is a public, fast-packet data network offering. It employs a form of packet switching analogous to a streamlined version of X.25 networks. The packets are in the form of "frames," which are variable in length, with the payload being anywhere between 0 and 4,096 octets. ReQwest(SM) supports a variety of simultaneous data applications over a single integrated facility (such as data, voice and video). Customer may access ReQwest(SM) at Qwest's nearest available Domestic U. S. Point of Presence
(POPs). Within the POP, Qwest designs and installs Network Node (as hereinafter defined) connections on the ReQwest(SM) network. A Network Node is comprised of a Port Connection and Permanent Virtual Circuits (PVCs) that define the connections between Customer's or End User's Ports. Qwest allocates capacity across these logically assigned PVCs.

      Ports: ReQwest(SM) service may be available in the Port Speeds listed below. Provision of ReQwest(SM) service is subject to facilities availability.

      Committed Information Rate (CIR): A rate assigned to each PVC by a ReQwest(SM) subscriber. CIRs represent the committed transmission rates between two network ports. CIRs are available in 8 Kbps increments. Customer may transmit or receive data over a PVC at speeds greater than the selected CIR up to the speed of the Port ("burst"). Additionally, burst traffic may be marked by Qwest as Discard Eligible (DE), and subsequently discarded in the event of network congestion. Customer agrees that Qwest shall not be liable for any such discard of traffic.

Qwest agrees to provide QWEST Domestic U.S. ReQwest(SM) Ports at the Monthly Recurring Charges (MRCs) specified below.

                 ------------------------------------------
                  Port Speed Increments             MRC
                         (in Kbps)               Per Port
                 ------------------------------------------
                            56/64                  [***]
                 ------------------------------------------
                          112/128                  [***]
                 ------------------------------------------
                          168/192                  [***]
                 ------------------------------------------
                          224/256                  [***]
                 ------------------------------------------
                          280/320                  [***]
                 ------------------------------------------
                          336/384                  [***]
                 ------------------------------------------
                          392/448                  [***]
                 ------------------------------------------
                          448/512                  [***]
                 ------------------------------------------
                          504/576                  [***]
                 ------------------------------------------
                          560/640                  [***]
                 ------------------------------------------
                          616/704                  [***]
                 ------------------------------------------
                          672/768                  [***]
                 ------------------------------------------
                          728/832                  [***]
                 ------------------------------------------
                          784/896                  [***]
                 ------------------------------------------
                          840/960                  [***]
                 ------------------------------------------
                         896/1024                  [***]
                 ------------------------------------------
                         952/1088                  [***]
                 ------------------------------------------
                        1008/1152                  [***]
                 ------------------------------------------
                        1064/1216                  [***]
                 ------------------------------------------
                        1120/1280                  [***]
                 ------------------------------------------
                        1176/1344                  [***]
                 ------------------------------------------
                        1232/1408                  [***]
                 ------------------------------------------
                        1288/1472                  [***]
                 ------------------------------------------
                        1344/1536                  [***]
                 ------------------------------------------


                                        1
                       QWEST CONFIDENTIAL AND PROPRIETARY

                                   EXHIBIT J1
               ReQwest(SM) FRAME RELAY SERVICE DESCRIPTION EXHIBIT
                          WHOLESALE SERVICES AGREEMENT

Qwest agrees to provide domestic U.S. ReQwest(SM) PVCs at the MRCs specified below.

                              ---------------------
                                   PVC Charges
                              ---------------------
                                   MRC for CIR
                                Per 8kbps Simplex
                              ---------------------
                                      [***]
                              ---------------------

Customer premises equipment and maintenance charges, if any, shall be subject to a written amendment of this Agreement and shall be additional charges to the Customer, varying by type of CPE and by region where the CPE is located.

Qwest shall invoice Customer on a monthly basis at Customer's designated site in the U.S., in accordance with the following schedule: (i) one (1) month in advance for all recurring, non-usage sensitive MRC charges due under this Agreement, in addition to the retroactive billing for the first billing invoice; and (ii) in the month succeeding the applicable usage for all usage-sensitive, NRC and change fees and charges. Failure of Qwest to timely invoice Customer for any amounts due hereunder shall not be deemed a waiver by Qwest of its rights to payment for such charges.

Provided that Customer's Monthly Revenue is in excess of the Monthly Commitment, Customer shall receive a discount as specified in the table below of Customer's actual payment of the "Frame Charges" (as hereinafter defined) incurred by Customer during such month ("Frame Discount"). The credit derived from application of this discount shall be applied to Customer's interstate usage. As used in Section, "Frame Charges" shall include only payments by Customer of the following types of charges: (i) Customer's charges for Domestic U.S. ReQwest(SM) Ports; (ii) Customer's charges for usage Domestic U.S. ReQwest(SM) PVCs. Excluded Charges (as hereinafter defined) shall not be eligible for the Frame Discount. "Excluded Charges" shall consist of the following: (i) dedicated access/egress (or related) charges imposed by third parties (such as local exchange carriers); (ii) equipment and maintenance charges, if any, (iii) charges for services other than Domestic U.S. ReQwest(SM) port and PVC MRCs;
(iv) all non-recurring and pass-through charges ("NRCs"); (v) credits and discounts, (vi) taxes; (vii) installation charges and (vii) and surcharges.

     ---------------------------------------------------------------
       Current Month's Revenue from         Discount to be Applied
      Contributing Service Components         to Frame Charges
              $0-$100,000                           [***]
          $100,001 -$300,000                        [***]
          $300,001 - $500,000                       [***]
          $500,001 -$750,000                        [***]
         $750,001 - $1,000,000                      [***]
         $1,000,001 and above                       [***]
     ---------------------------------------------------------------


                                        2
                       QWEST CONFIDENTIAL AND PROPRIETARY

                                   EXHIBIT J1
               ReQwest(SM) FRAME RELAY SERVICE DESCRIPTION EXHIBIT
                          WHOLESALE SERVICES AGREEMENT

                         Contributing Services Schedule

                             Contributing Services*

     ---------------------------------------------------------------------------
      All Qwest Express Domestic          All ReQwest(SM) Switchless Reseller
      Carrier Originating and             Domestic Inbound and Outbound
      Terminating Service Usage           Service Usage
     ---------------------------------------------------------------------------
      All Qwest Express International,    All ReQwest(SM) Switchless Reseller
      Canadian, and Mexican Carrier       International, Canadian and
      Terminating Service Usage           Mexican Service Usage
     ---------------------------------------------------------------------------
      All Qwest Express Directory         All ReQwest(SM) Switchless Reseller
      Assistance Carrier Service Usage    Calling Card Service Usage
     ---------------------------------------------------------------------------
      All Domestic Dedicated              All ReQwest(SM) Switchless Reseller
      Facilities, Ports & PVC Monthly     Directory Assistance Service
      Recurring Charges*                  Usage
     ---------------------------------------------------------------------------

*Charges, fees and other amounts owing for, related to or constituting taxes, surcharges, credits, uncollectable Customer charges, pass-through charges, installation charges and local loops shall not be included as part of Revenue Commitment or Contributing Services.

Pass-Through Charges. Qwest shall be entitled to immediately pass through to Customer, and Customer shall be obligated to pay for, any charges, fees, taxes and terms and conditions of service imposed by access suppliers, including without limitation, increases or decreases in tariffs, communications charges and access charges that are imposed or enacted by access suppliers to Qwest after the Effective Date, and early termination charges applicable when local access is terminated prior to the term selected on a Customer Order Form.

Effect of Tariffing. If at any time during the Term Qwest tariffs the service hereunder ("Newly Tariffed Service"), Customer and Qwest agree to promptly execute appropriate additional agreements and amendments to the Agreement the effect of which shall be to eliminate the Newly Tariffed Service from this Agreement and to incorporate such Newly Tariffed Service into an agreement for Qwest tariffed services. Customer acknowledges and agrees that Qwest shall have no obligation to include any equipment provided under this Agreement or any charges payable for such equipment in any such agreement for tariffed services.

Service Restrictions. Notwithstanding anything in the Tariff or this Agreement to the contrary, the following services and/or guarantees or are not available to Customer or End-Users of Customer: (1) Frame relay Port speeds above DS-l level, (2) ReQwest(SM) service for Customer or End-user locations outside of the Domestic U.S., (3) Switched Virtual Circuits (SVCs) capabilities, (4) access to Qwest's Customer Network Management Systems (CNMS), (5) any service level guarantees and, (6) any service interruption, and/or outage pr performance guarantee(s) and/or credit(s) set forth in the Tariff.


                                        3
                       QWEST CONFIDENTIAL AND PROPRIETARY

                                    EXHIBIT S
                           SECURITY AND PAYMENT TERMS

GENERAL

Qwest and the Customer hereby agree that Qwest shall establish specific terms and conditions of security for payment of the Services acceptable to Qwest, in its sole determination, prior to the commencement of Services hereunder. Customer acknowledges and agrees that if Customer does not comply with such additional terms and requirements of security for payment, that Qwest shall be entitled to refuse to fulfill any orders for Services and to terminate this Agreement without penalty. Customer also agrees to the following basic terms and conditions as security for payment of services rendered by Qwest to Customer.

If, in Qwest's sole determination, Customer's financial condition used to establish the initial security under this Agreement changes or Customer's actual monthly usage of the Services hereunder exceeds the estimated monthly usage used to establish the initial security under this Agreement, or in the event Qwest ceases using Customer's services under other agreements, Qwest shall notify Customer and the parties hereto shall have two (2) business days to negotiate additional appropriate security for the Services. If the parties cannot agree on such additional security within the designated time period, Qwest in its sole determination and without limiting any other remedy available at law or in equity, may terminate all and/or any part of the Services hereunder or refuse to accept any orders for additional Services with or without notice. In the event any Services are terminated under the Agreement or this Exhibit S, Customer waives all claims or causes of action, regardless of the form of action whether in contract or tort including negligence of any kind, arising from any post-termination communication with or solicitation of Customer's End Users by Qwest.

IRREVOCABLE STANDBY LETTER OF CREDIT OR CASH DEPOSIT

A. Within seven (7) calendar days after customer's execution of this Agreement, Customer agrees to provide Qwest with either an irrevocable standby letter of credit ("Letter of Credit") or a cash deposit ("Cash Deposit") in the Stated Amount. If selected by Customer, the Letter of Credit shall be established according to the following terms and in accordance with other instructions to be provided by Qwest.

B Customer shall for a period of fourteen (14) months from the Effective Date maintain in favor of Qwest a Letter of Credit available from a financial institution approved by and in form and substance acceptable to Qwest. The Letter of Credit shall be in the amount as stated above and will provide for payment of Qwest's drafts on sight in a full or partial drawing if accompanied by Qwest's signed and dated statement containing one of the following representations:

      1. "The undersigned, an authorized officer of Qwest Communications Corporation hereby certifies that (name of Customer) has not paid invoice(s) for Qwest telecommunications services; that written notice has been given to (name of Customer); that payment has not been received from (name of Customer) or other source, and subject payment is now 15 (fifteen) or more calendar days past the due date"; or

      2. "The undersigned, an authorized officer of Qwest Communications Corporation, hereby certifies that, although all or a portion of (name of Customer) indebtedness has been paid, the payment, or a portion thereof, was paid within ninety (90) days of a petition filed by or against (name of Customer) under the Bankruptcy Code or a general assignment for the benefit of (name of Customer) creditors."

C. Failure to provide the Letter of Credit or Cash Deposit as set forth above will be considered a breach of this Agreement, and in Qwest's sole discretion, may result in immediate termination of Service and/or refusal by Qwest to accept any orders for additional Services.


                                        1
                       QWEST CONFIDENTIAL AND PROPRIETARY